                     SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement       [ ]  CONFIDENTIAL, FOR USE
[X]  Definitive Proxy Statement             OF THE COMMISSION
[ ]  Definitive Additional Materials        ONLY (AS PERMITTED BY
[ ]  Soliciting Material Pursuant to        RULE 14a-6(e)(2))
     Rule 14a-11(c) or Rule 14a-12

                    REALTY INCOME CORPORATION
         (Name of Registrant as Specified in its Charter)

                    Realty Income Corporation
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11
     1) Title of each class of securities to which transaction applies:________________________________________________
     2) Aggregate number of securities to which transaction applies:________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ________________________________________________________
     4)  Proposed maximum aggregate value of transaction:
         ________________________________________________________
     5)  Total fee paid:_________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         ________________________________________________________
     2)  Form, Schedule or Registration Statement No.:
         ________________________________________________________
     3)  Filing Party:___________________________________________
     4)  Date Filed:_____________________________________________

             (Realty Income Corporation Letterhead)
                         March 28, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Realty Income Corporation to be held at 9:00 a.m., local time, on May 13, 1997 at the California Center for the Arts Escondido, 340 North Escondido Boulevard, Escondido, California.

     At the Annual Meeting, you will be asked to consider and vote upon a proposal to reincorporate the Company as a Maryland corporation, which will also be named Realty Income Corporation, pursuant to a merger of the Company into a wholly-owned Maryland subsidiary and the conversion of each outstanding share of common stock of the Company into one share of common stock of the surviving corporation (the "Reincorporation"). Approval of the Reincorporation shall constitute approval of all of the provisions set forth in the Charter and Bylaws of the Maryland corporation.

     In addition to voting on the Reincorporation, you will be asked to consider and vote upon the election of seven directors to the Board of Directors of the Company. THE ELECTION OF THE DIRECTORS IS NOT CONDITIONED ON THE APPROVAL OF THE OTHER PROPOSALS.

     The Reincorporation and the election of the members of the Board of Directors of the Company are more fully described in the accompanying Proxy Statement. We urge you to review carefully the Proxy Statement and accompanying Appendices. A copy of the Agreement and Plan of Merger, a copy of the Charter of the Maryland corporation and a copy of the Bylaws of the Maryland corporation are attached as Appendices A, B and C, respectively, to the accompanying Proxy Statement.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
REINCORPORATION AND A VOTE FOR THE ELECTION OF EACH NOMINEE TO
THE BOARD OF DIRECTORS NAMED IN THE ACCOMPANYING PROXY STATEMENT.

     YOUR VOTE IS IMPORTANT TO THE COMPANY, WHETHER YOU OWN FEW OR MANY SHARES! Failure to return your proxy card or vote would have the same effect as a vote against the Reincorporation. Please complete, date and sign the enclosed proxy card and return it in the accompanying postage paid envelope, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may if you wish, withdraw your proxy and vote in person.

                                Sincerely,

                                WILLIAM E. CLARK, Chairman of the
                                Board and Chief Executive Officer

                    REALTY INCOME CORPORATION
                      220 West Crest Street
                Escondido, California  92025-1707
                         ---------------
             NOTICE OF ANNUAL MEETING TO BE HELD ON
                          May 13, 1997
                         ---------------

TO THE STOCKHOLDERS OF
REALTY INCOME CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Realty Income Corporation, a Delaware corporation (the "Company" or "Realty Income"), will be held at the California Center for the Arts Escondido, 340 North Escondido Boulevard, Escondido, California, 92025 at 9:00 a.m., local time, on May 13, 1997, to consider and act upon:

     1. A proposal to approve the reincorporation of the Company as a Maryland corporation, which will also be named Realty Income Corporation, pursuant to a merger of the Company into a wholly-owned Maryland subsidiary and the conversion of each outstanding share of Common Stock of the Company into one share of Common Stock of the surviving corporation, which approval shall constitute approval of all of the provisions set forth in the Charter and Bylaws of the Maryland corporation, as described in the proxy statement attached hereto;

     2. The election of members of the Board of Directors of the Company; and

     3. Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Reincorporation and the election of directors are more fully described in the accompanying Proxy Statement, which forms a part of this Notice.

     During the course of the Annual Meeting, management will report on the current activities of Realty Income and comment on its future plans. A discussion period is planned so that stockholders will have an opportunity to ask questions and present their comments.

     The Board of Directors has fixed the close of business on March 14, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for inspection at the offices of the Company at 220

West Crest Street, Escondido, California, at least ten days prior to the Annual Meeting.

                                  Sincerely,



                                  MICHAEL R. PFEIFFER
March 28, 1997                    Vice President, General Counsel
                                  and Secretary


                     YOUR VOTE IS IMPORTANT


TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED
PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE

                    REALTY INCOME CORPORATION
                      220 West Crest Street
                Escondido, California  92025-1707

                         PROXY STATEMENT
                               FOR
                  ANNUAL MEETING OF STOCKHOLDERS
                          MAY 13, 1997



     This Proxy Statement is furnished to the stockholders of Realty Income Corporation, a Delaware corporation ("Realty Income" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 13, 1997, at 9:00 a.m., local time, at the California Center for the Arts Escondido, 340 North Escondido Boulevard, Escondido, California 92025, and at any adjournment or postponement thereof. The approximate date on which this proxy statement and form of proxy solicited on behalf of the Board of Directors will first be sent to the Company's stockholders is on or about March 28, 1997.

     At the Annual Meeting, holders of record of shares of Realty Income Common Stock will consider and vote upon (i) the reincorporation of the Company as a Maryland corporation, which will also be named Realty Income Corporation, pursuant to a merger of the Company into a wholly-owned Maryland subsidiary and the conversion of each outstanding share of Common Stock of the Company into one share of common stock of the surviving corporation (the "Reincorporation"), which approval shall constitute approval of all of the provisions set forth in the Charter and Bylaws of the Maryland corporation, as described herein, (ii) the election of members of the Board of Directors of the Company and (iii) such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote FOR the Reincorporation and a vote FOR each person nominated to be elected to the Board of Directors. See "Proposal 1 -- Reincorporation of the Company in Maryland and Related Changes to the Rights of Stockholders" and "Proposal 2 -- Election of Directors."

     On March 14, 1997, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, the Company had 22,988,237 shares of common stock, par value $1.00 per share (the "Common Stock"), outstanding. Each such share of Common Stock is entitled to one vote on all matters properly brought before the meeting. Stockholders are not permitted to cumulate their shares of Common Stock for the purpose of electing directors or otherwise. Presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

     Unless contrary instructions are indicated on the proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted at the Annual Meeting FOR the Reincorporation and FOR the election of the persons nominated to the Board of Directors. With respect to any other business which may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in the discretion of the designated proxy holders. A stockholder may revoke his or her proxy at any time before exercise by delivering to the Secretary of the Company a written notice of such revocation, by filing with the Secretary of the Company a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself be sufficient to revoke a proxy.

     The election inspector will treat shares represented by properly signed and returned proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." For the purposes of determining the outcome of any matter, "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the meeting by properly signed and returned proxies but with respect to which the broker or nominee is not empowered to vote on a particular matter) will be treated by the election inspector as not present and not entitled to vote with respect to that matter (although such shares may be entitled to vote on other matters), and will be deemed to be present and entitled to vote for quorum purposes.

     If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have theretofore effectively been revoked or withdrawn).

     The Company will bear the cost of soliciting proxies from its stockholders. The Company will pay D.F. King & Co., Inc. ("D.F. King") a fee of approximately $115,000 to cover its services in soliciting the forwarding and return of proxy material. In addition, the Company will reimburse D.F. King for out-of-pocket expenses incurred in connection therewith. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone, telegram or otherwise. Such directors, officers and employees of the Company will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of Common Stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material.

     The Company's Common Stock is traded on the New York Stock
Exchange, Inc. ("NYSE") under the symbol "O". On March 24, 1997, the last reported sale price for the Company's Common Stock on the NYSE was $23.875 per share.

     No person is authorized to make any representation with respect to the matters described in this Proxy Statement other than those contained herein and, if given or made, such information or representation must not be relied upon as having been authorized by the Company or any other person.


                         ---------------


      THE DATE OF THIS PROXY STATEMENT IS MARCH 28, 1997.

                           PROPOSAL 1
           REINCORPORATION OF THE COMPANY IN MARYLAND
        AND RELATED CHANGES TO THE RIGHTS OF STOCKHOLDERS

GENERAL

     The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from Delaware to Maryland (the "Reincorporation"). The Company believes that after the Reincorporation it will be organized and will operate in such a manner as to continue to qualify for taxation as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), for its taxable year ending December 31, 1997 and the Company intends to operate in such a manner in the future. The Board of Directors believes the Reincorporation is in the best interests of the Company and its stockholders.

     The primary reason for the proposed change in domicile is to avoid having to continue to pay Delaware's annual franchise tax. For the year ended December 31, 1996, the Company paid to the State of Delaware a franchise tax totaling $150,000. The Company anticipates having to pay the same amount in franchise taxes for future years if it continues as a Delaware corporation. As a Maryland corporation, the Company would not be subject to such annual taxes or other similar taxes greater than the personal property tax filing fee of $100, so long as Maryland does not alter its current laws.

     In addition to avoiding the imposition of Delaware's annual franchise tax on the Company, a number of changes will be effected as a result of the Reincorporation. Such changes are described below under the headings "Certain Consequences of the Merger" and "Comparison of Rights of Stockholders of the Company and Stockholders of the Maryland Company."

     The Board of Directors estimates the aggregate costs to the Company of Reincorporation to be approximately $250,000.

     In the event this proposal is not adopted, the Company will continue to operate as a Delaware corporation, subject to Delaware's annual franchise tax.

MERGER OF REALTY INCOME CORPORATION INTO NEWLY FORMED MARYLAND
SUBSIDIARY

     The proposed Reincorporation would be accomplished by merging the Company into a newly formed Maryland subsidiary, which is currently named Realty Income of Maryland, Inc. (the "Maryland Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), substantially in the form which is attached as Appendix "A" to this Proxy Statement. The Maryland Company was incorporated in Maryland on March 25, 1997 specifically for purposes of the Reincorporation and has conducted no business and has no material assets or liabilities. After completion of the merger, the Maryland Company will change its name to Realty Income Corporation. The Maryland Company's principal executive offices are located at 220 West Crest Street, Escondido, California 92025-1707, telephone (760) 741-2111. The Reincorporation would not result in any change in the Company's business, assets or liabilities and would not result in any relocation of management or other employees.

CERTAIN CONSEQUENCES OF THE MERGER

     EFFECTIVE TIME. The merger will take effect on the later of the times (the "Effective Time") at which a Certificate of Ownership and Merger is filed with the Secretary of State of Delaware and Articles of Merger are filed with the State Department of Assessments and Taxation of Maryland, which filings are anticipated to be made as soon as practicable after the Reincorporation proposal is approved by the stockholders of the Company. At the Effective Time, the separate corporate existence of the Company will cease and stockholders of the Company will become stockholders of the Maryland Company.

     MANAGEMENT AFTER THE MERGER. Immediately after the merger of the Company into the Maryland Company, the Board of Directors of the Maryland Company (the "Maryland Board of Directors") will be composed of the current members of the Board of Directors of the Company; however, the directors of the Maryland Company will have staggered terms, as described below under "Comparison of Rights of Stockholders of the Company and Stockholders of the Maryland Company -- Classified Board."

     STOCKHOLDER RIGHTS. Certain differences in stockholder rights exist under Delaware General Corporation Law (the "DGCL") and Maryland General Corporation Law (the "MGCL") and the organization documents of the Company and the Maryland Company. For example, special meetings of stockholders require written request by a greater percentage of stockholders owning the stock of the Company issued and outstanding and entitled to vote under the MGCL as compared with the DGCL. Business combination transactions involving the Company and interested stockholders require a longer waiting period and the affirmative vote of a greater percentage of outstanding voting shares under the MGCL than under the DGCL. The DGCL has no provisions comparable to the "control share" statutes under the MGCL. See "Comparison of Rights of Stockholders of the Company and Stockholders of the Maryland Company" for a more complete discussion of the effects of these and other differences between the rights of stockholders under the DGCL and the MGCL.

     CONVERSION OF COMMON STOCK. As a result of the Reincorporation, each outstanding share of Common Stock of the Company will automatically be converted into one share of Common Stock, par value $1.00 per share, of the Maryland Company (the "Maryland Common Stock"). Other than changes due to the differences between Delaware and Maryland law and certain differences between the Delaware Certificate and Delaware By-Laws and the Maryland Charter and Maryland Bylaws (each as defined below) (see "Comparison of Rights of Stockholders of the Company and Stockholders of the Maryland Company"), there will be no material changes in the rights and obligations of holders of the Common Stock as a result of the Reincorporation. The Maryland Common Stock will be listed on the NYSE under the same symbol as the Company's Common Stock.

     NUMBER OF SHARES OF COMMON STOCK OUTSTANDING. The number of outstanding shares of Maryland Common Stock immediately following the Reincorporation will equal the number of shares of Common
Stock of the Company outstanding immediately prior to the Effective Time.

     EMPLOYEE PLANS. The Company's employee benefit plans (the "Plans"), including the Company's stock incentive plan, will each be continued by the Maryland Company following the Reincorporation. Approval of the proposed Reincorporation will constitute approval of the adoption and assumption of the Plans by the Maryland Company.

     OUTSTANDING OPTIONS. In addition to the assumption by the Maryland Company of all options outstanding under the Plans, any and all other outstanding options and other rights to acquire shares of Common Stock, will be converted into options or rights to acquire shares of the Maryland Common Stock.

     FRANCHISE TAX. As a result of the Reincorporation, the Maryland Company will not be subject to Delaware's annual franchise tax. For the year ended December 31, 1996, the Company and its subsidiaries paid to the State of Delaware annual franchise tax totaling $150,000. The Company anticipates having to pay the same amount in franchise tax for future years if it continues as a Delaware corporation. As a Maryland corporation, the Maryland Company would not be subject to such annual taxes or other similar taxes greater than the personal property tax filing fee of $100, so long as Maryland does not alter its current laws.

     FEDERAL INCOME TAX CONSEQUENCES. The Reincorporation is intended to be tax free under the Code. Accordingly, no gain or loss will be recognized by the holders of shares of the Company's Common Stock as a result of the Reincorporation, and no gain or loss will be recognized by the Company or the Maryland Company. Each former holder of shares of the Company's Common Stock will have the same tax basis in the Maryland Common Stock received by such holder pursuant to the Reincorporation as such holder has in the shares of the Company's Common Stock held by such holder at the Effective Time. Each stockholder's holding period with respect to the Maryland Common Stock will include the period during which such holder held the shares of Common Stock, so long as the latter were held by such holder as a capital asset at the Effective Time. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reincorporation.

     The Company believes no gain or loss should be recognized by the holders of outstanding options to purchase shares of Common Stock, so long as (i) such options (a) were originally issued in connection with the performance of services by the optionee and
(b) lacked a readily ascertainable value (for example, were not actively traded on an established market) when originally granted and (ii) the options to purchase the Maryland Common Stock into which the Company's outstanding options will be converted in the Reincorporation also lack a readily ascertainable value when issued. Notwithstanding the foregoing, optionees seeking more specific tax advice should consult their own tax advisors regarding the tax consequences to them of the Reincorporation.

     The foregoing is only a summary of certain federal income tax consequences. Stockholders should consult their own tax advisers regarding the federal tax consequences of the Reincorporation as well as any consequences under the laws of any other jurisdiction.

ACCOUNTING TREATMENT OF THE MERGER

     Upon consummation of the merger, all assets and liabilities of the Company will be transferred to the Maryland Company at book value because the Reincorporation will be accounted for as a pooling of interests.

APPRAISAL RIGHTS

     Delaware law provides that stockholders of a Delaware corporation do not have appraisal rights when a Delaware corporation whose shares are listed on a national securities exchange merges with a foreign corporation. Consequently, because the Common Stock is listed on the NYSE, appraisal rights are not available to stockholders of the Company with respect to the Reincorporation.

APPROVAL REQUIRED FOR REINCORPORATION

     Under Delaware law, the affirmative vote of a majority of the outstanding shares of each class of the Company's capital stock entitled to vote on the proposal is required for approval of the Reincorporation. The Common Stock is the only class of the Company's capital stock of which shares are outstanding and is the only class of stock entitled to vote on the proposal to approve the Reincorporation. Abstentions and broker non-votes will have the effect of votes against the proposal to approve the Reincorporation. The Reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable.

COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND
STOCKHOLDERS OF THE MARYLAND COMPANY

     The Company is organized as a corporation under the laws of the State of Delaware and the Maryland Company is organized as a corporation under the laws of the State of Maryland. As a Delaware corporation, the Company is subject to the DGCL, a general corporation statute dealing with a wide variety of matters, including election, tenure, duties and liabilities of directors and officers; dividends and other distributions; meetings of stockholders; and extraordinary actions, such as amendments to the certificate of incorporation, mergers, sales of all or substantially all of the assets and dissolution. The Company also is governed by its Amended and Restated Certificate of Incorporation (the "Delaware Certificate") and Amended and Restated By-Laws (the "Delaware By-Laws"), which have been adopted pursuant to the DGCL. As a Maryland corporation, the Maryland Company is governed by the MGCL, a general corporation statute covering generally the same matters as the DGCL, and by its Charter (the "Maryland Charter") and Bylaws (the "Maryland Bylaws"). Certain differences between the DGCL and the MGCL and among these various documents are summarized below.

     This summary of the comparative rights of the stockholders of the Company and the stockholders of the Maryland Company does not purport to be complete and is subject to and qualified in its entirety by reference to the DGCL and the MGCL and also to the Maryland Charter, Maryland Bylaws, Delaware Certificate and Delaware By-Laws. The Maryland Charter and Bylaws will be substantially in the forms of Appendices "B" and "C," respectively, to this Proxy Statement and the Delaware Certificate and Delaware By-Laws may be obtained from the Company, without charge, by contacting Michael R. Pfeiffer, Vice President, General Counsel and Secretary, Realty Income Corporation, 220 West Crest Street, Escondido, California 92025-1707, telephone (760) 741-2111.

     STANDARD OF CONDUCT FOR DIRECTORS. Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts in cases decided by them. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing.
According to the Delaware Supreme Court, the duty of care requires "directors...in managing the corporate affairs...to use that amount of care which ordinarily careful and prudent men would use in similar circumstances." Later case law has established "gross negligence" as the standard for awarding money damages for violation of the duty of care in the process of decision-making by directors of Delaware corporations.

     Under Maryland law, the standards of conduct for the performance by directors of their duties are governed by statute.
Section 2-405.1 of the MGCL requires that a director of a Maryland corporation perform his duties in "good faith," with a reasonable belief that his actions are "in the best interests of the corporation" and with the care of an "ordinarily prudent person in a like position...under similar circumstances."

     LIMITATION OF LIABILITY. Pursuant to the DGCL and the Delaware Certificate, the liability of directors of the Company to the Company or to any stockholder of the Company for money damages for breach of fiduciary duty has been eliminated, except
(i) for breach of the directors' duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful dividends or redemptions or purchases of stock or (iv) for any transaction from which the directors derived an improper personal benefit. In general, the liability of officers may not be eliminated or limited under Delaware law.

     Pursuant to the MGCL and the Maryland Charter, the liability of directors and officers of the Maryland Company to the Maryland Company or to any stockholder of the Maryland Company for money damages has been eliminated except for (i) actual receipt of an improper personal benefit in money, property or services and (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. As a result, directors of the Maryland Company may not be liable for money damages for certain actions for which they would have otherwise been liable under the DGCL. In addition, the Maryland Charter contains restrictions on the liability of officers for money damages which are not currently available to officers of the Company.

     There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors or officers is a party in which the rights of the Company or its stockholders would be affected if the Company already were subject to the provisions of Maryland law rather than Delaware law.

     INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Delaware Certificate and the Delaware By-Laws require the Company, to the fullest extent permitted by the DGCL, to indemnify its officers and directors and to advance expenses incurred by such officers and directors in relation to any action, suit or proceeding. The Delaware By-Laws, as permitted by the DGCL, require the Company to indemnify every person who is or was a party or is or was threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer or employee of the Company or, while a director, officer or employee of the Company, is or was serving at the request of the Company as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the full extent permitted by applicable law. Under the DGCL, indemnification for a judgment or a settlement of a suit by or in the right of the corporation is not permitted. In addition, the DGCL requires the Company, as a condition to advancing expenses, to receive an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that he or she is not entitled to indemnification.

     The Maryland Charter authorizes the Maryland Company to obligate itself to indemnify its present and former directors and officers and to pay or reimburse expenses in advance of the final disposition of a proceeding to the maximum extent permitted from time to time by the laws of Maryland. The Maryland Bylaws obligate the Maryland Company to indemnify present and former directors and officers and to pay or reimburse expenses in advance of the final disposition of a proceeding to the maximum extent permitted by Maryland law. The Maryland Bylaws also permit the Maryland Company to provide indemnification to a present or former director or officer who served a predecessor of the Maryland Company in such capacity and to any employee or agent of the Maryland Company or a predecessor of the Maryland Company. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty,
(b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Indemnification for settlement of a suit by or in the right of the corporation is permitted under the MGCL. In addition, the MGCL requires the Maryland Company, as conditions to advancing expenses, to obtain (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Maryland Company as authorized by the bylaws and (ii) a written statement by or on his or her behalf to repay the amount paid or reimbursed by the Maryland Company if it shall ultimately be determined that the standard of conduct was not met. Under the MGCL, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute.

     Because the indemnification provisions of the Maryland Charter and Maryland Bylaws are tied to applicable Maryland law, they may be modified by future changes in such law without further stockholder action. The Maryland Bylaws provide that amendment or repeal of the indemnification provisions of the Maryland Bylaws would be effective on a prospective basis only and neither repeal nor modification of such provisions would adversely affect rights to indemnification in effect at the time of any act or omission which is the subject of a proceeding against an indemnified person. The indemnification provisions of the Maryland Bylaws are intended to apply to proceedings arising from acts or omissions occurring before or after their respective adoption or execution. There is presently no pending or already completed litigation nor, to the best knowledge of the Company, is there any threatened litigation to which the expanded nature of the coverage under the Maryland Bylaws would apply.

     Under the DGCL, the termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person is prohibited from being indemnified. Under Maryland law, such a termination creates a rebuttable presumption that such person is not entitled to indemnification.

     The DGCL, the MGCL and the Bylaws of both the Company and the Maryland Company may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission (the "SEC"), indemnification for liabilities arising under the Securities Act or the Exchange Act is contrary to public policy and is therefore unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

     ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS. Under both the DGCL and the MGCL, stockholders may act by written consent in lieu of a stockholder meeting. The DGCL provides that, unless otherwise provided in the certificate of incorporation of a Delaware corporation, any action that may be taken at a stockholder meeting may be taken without a meeting, without prior notice and without a vote, upon the written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a stockholder meeting at which all shares entitled to vote were present and voted. The Delaware Certificate permits written consents subject to the rules of the NYSE. The NYSE generally prohibits the use of written consents in lieu of shareholder meetings. The MGCL provides that any action that may be taken at a stockholder meeting may be taken without a meeting only if (i) a unanimous written consent setting forth the matter is signed by each stockholder entitled to vote on the matter and
(ii) a written waiver of any right to dissent is signed by each stockholder entitled to notice of the meeting but not entitled to vote at it.

     Because the MGCL requires the unanimous written consent of all stockholders entitled to vote for actions by written consent, it will be very unlikely that stockholders of the Maryland Company will be able to take action by written consent under the MGCL. This provision of the MGCL may deter hostile takeovers, as a holder or group of holders controlling a majority in interest of the Maryland Company's stock will not be able to amend the Maryland Bylaws or remove directors pursuant to a stockholders' written consent unless they obtain a unanimous written consent of all stockholders. However, the Company does not believe that this provision will have any material effect on the operation of the Company because, as noted above, the NYSE generally prohibits listed companies from using written consents in lieu of meetings.

     INSPECTION OF BOOKS AND RECORDS. Under the DGCL, any stockholder of the Company may examine the list of stockholders and any stockholder making a written demand may inspect any other corporate books and records for any purpose reasonably related to the stockholder's interest as a stockholder. The MGCL provides an absolute right of inspection for any purpose to stockholders who for more than six months, separately or as a group, have owned at least 5% of the outstanding stock of any class of a Maryland corporation. In addition, any stockholder of a Maryland corporation has the right to request the corporation to provide a sworn statement showing all stock and securities issued and all consideration received by the corporation within the preceding 12 months. Thus, stockholders of less than 5% of the Maryland Company's Common Stock will not be able to make written demand to inspect the books and records of the Maryland Company if the Reincorporation is approved.

     LIMITATION ON INDEBTEDNESS. The Delaware By-Laws contain a restriction on indebtedness which limits the ability of the Company to incur indebtedness if, as a result, the consolidated indebtedness of the Company would exceed 50% of total assets, as defined in the Delaware By-Laws. The Maryland Bylaws do not contain this indebtedness restriction. Instead, the Board of Directors of the Company has adopted a policy limiting the Company's indebtedness at incurrence to not more than 50% of the Company's total market capitalization, which is defined as the market value of the issued and outstanding Common Stock plus the total principal amount of indebtedness of the Company reflected in the Company's most recent fiscal year end balance sheet. The Board of Directors may, without shareholder approval, amend or modify its current policy on borrowing at any time. Since the Board of Directors of the Company is also authorized to amend or repeal this provision of the Delaware By-Laws, the Board of Directors believes that the elimination of this provision from the Maryland Bylaws will not have a material effect on the operation of the Company.

     CLASSIFIED BOARD. The Delaware By-Laws currently provide for seven directors, all of whom are elected at the annual meeting of stockholders, and shall hold office until the next annual meeting of stockholders or until their successors are elected and qualified. The Maryland Charter provides for a board of seven directors, and provides further that the directors of the Maryland Company will be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. (See "Proposal 2: Election of Directors" below for the identity of the Directors nominated for designation as Class I, Class II and Class III Directors, and for their initial respective terms of office which will range from one to three years.) At each annual meeting of stockholders of the Maryland Company, commencing in 1998, successors of the class of directors whose term expires at that annual meeting will be elected for a three-year term. If the number of directors is changed (other than with respect to directors elected by the holders of any then-outstanding preferred stock), any increase or decrease is to be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. The MGCL does not permit a decrease in the number of directors to shorten the term of any incumbent director. A director elected to fill a vacancy, other than a vacancy resulting from a increase in the authorized number of directors, serves for the remainder of the term of the class to which he was elected.

     The Board of Directors believes that including a classified board provision in the Maryland Charter will be advantageous to the Maryland Company and its stockholders because, by providing that directors will serve three-year terms rather than one-year terms, it will enhance the likelihood of continuity and stability in the composition of the Maryland Company's Board of Directors and in the policies formulated by its Board of Directors. The Board of Directors believes that this, in turn, will permit the Board more effectively to represent the interests of all stockholders.

     Since the Company's governing instruments do not presently permit cumulative voting, under the Delaware By-Laws, a majority stockholder can fill all seven seats on the Board of Directors in only one election of directors. The Maryland Charter similarly does not provide for cumulative voting in the election of directors. With a classified board of directors, it will generally take a majority stockholder two annual meetings of stockholders to elect a majority of the board of directors. As a result, a classified board may delay, defer or prevent a tender offer or change in control of the Maryland Company, even though a tender offer or change in control might be in the best interests of stockholders. In addition, because under the Maryland Charter a director may be removed, but only for cause by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote in the election of directors, the classified Board of Directors would delay stockholders who do not agree with the policies of the Board of Directors from replacing a majority of the Board of Directors for two years, unless they can demonstrate that the director should be removed for cause and obtain the requisite vote. The Board of Directors believes this change will facilitate continuity in management and orderly transitions of control by preventing a hostile acquiror of the Maryland Company from removing all of the directors simultaneously without regard to their terms.

     VACANCIES ON THE BOARD OF DIRECTORS. As permitted under the DGCL, the Delaware By-Laws provide that if, at the time of filling any vacancy or newly created directorship, the directors then in office shall constitute less than a majority of the whole Board of Directors (as constituted immediately prior to such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. Neither the MGCL nor the Maryland Bylaws has a comparable provision for the filling of vacancies on the board of directors by Maryland courts. Instead, the MGCL and the Maryland Bylaws permit the directors of the Maryland Company to fill vacancies in its Board of Directors. The Maryland Bylaws provide that any vacancy on the Board of Directors for any cause other than an increase in the number of directors shall be filled by a majority of the remaining directors, even if such majority is less than a quorum, and any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.

     LIMITATION ON CLASSES OF DIRECTORS. Although both the MGCL and the DGCL permit the division of the board of directors into classes of directors, the DGCL permits the creation of no more than three such classes. The MGCL contains no such limitation. Under the DGCL, the term of any class may not exceed three years. Under the MGCL, the term of a director may not exceed five years.

     REMOVAL OF DIRECTORS. Under the DGCL, directors generally may be removed, with or without cause, by the holders of a majority of voting shares. The Delaware Certificate provides that the stockholders shall have the right to propose the removal of any or all of the directors by the affirmative vote of holders of a majority of the outstanding shares entitled to vote in the election of directors. The Delaware By-Laws provide that directors may be removed, either with or without cause, at any meeting of stockholders by a majority of stock represented and entitled to vote thereat. The Maryland Charter provides that the directors may be removed from office at any time, but only for cause, by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote in the election of directors. Cause is defined as, with respect to any particular director, a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Maryland Company through bad faith or active and deliberate dishonesty.

     AUTHORIZED SHARES OF CAPITAL STOCK. The Maryland Charter authorizes the issuance of a greater number of shares of common stock and preferred stock than currently provided for in the Delaware Certificate. As of March 14, 1997, there were 40,000,000 shares of Common Stock authorized, of which 22,988,237 shares were issued and outstanding, and there were 5,000,000 shares of preferred stock authorized, of which none were issued and outstanding. Upon approval of the Reincorporation by the stockholders, the Board of Directors of the Maryland Company will be authorized to issue up to 100,000,000 shares of Maryland Common Stock from time to time, and to issue up to 20,000,000 shares of preferred stock (the "Maryland Preferred Stock") from time to time without further stockholder approval. The Delaware Certificate provides that preemptive rights shall not exist with respect to shares of stock of the Company or securities convertible into shares of stock of the Company. The Maryland Charter provides that the Board of Directors of the Maryland Company may, in setting the terms of shares of stock to be issued by the Maryland Company, provide that holders of the shares will have preemptive rights. Unless so provided by the Board of Directors of the Maryland Company, holders of shares will have no preemptive rights to purchase or subscribe for any additional shares of Company stock, except to the extent the Maryland Company may grant a stockholder preemptive rights pursuant a written contract.

     The greater number of shares of stock which the Maryland Company is authorized to issue is recommended by the Board of Directors in order to provide a sufficient reserve of shares to satisfy future needs and finance the future growth of the Company. If approved by the stockholders, the additional authorized shares would be available for future issuance for various corporate purposes and upon terms approved by the Board of Directors without further authorization by the stockholders (subject to the requirements of the New York Stock Exchange). Those purposes might include, without limitation, stock splits, stock dividends or other distributions, financings, acquisitions, stock grants, stock options and employee benefit plans. While the Company has no present plans, agreements or commitments for the issuance of additional shares of Maryland Common Stock or Maryland Preferred Stock other than pursuant to its employee benefit plans or upon exercise of stock options, the Board of Directors believes that the availability of these shares would allow the Maryland Company to issue shares of Maryland Common Stock or Maryland Preferred Stock if market or other conditions indicate that such a course of action is advisable.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Under the DGCL, dividends may be paid out of the surplus of the corporation or, if there is no surplus, out of net profits for the year in which the dividend is declared and/or the preceding fiscal year. Surplus is defined by the DGCL to be the excess of the net assets of the corporation over its capital. The MGCL allows the payment of dividends and other distributions (for example, redemption of stock) unless (i) the corporation would not be able to pay indebtedness that became due in the ordinary course of business or (ii) the corporation's total assets would be less than the sum of the corporation's liabilities plus, unless the charter provides otherwise (which the Maryland Charter does not), the amount that would be needed upon dissolution to satisfy the preferential rights of those stockholders whose preferential rights upon dissolution are superior to those receiving the distribution. The Company has historically paid monthly cash distributions and plans to continue to do so. The Company does not believe that the differences between Delaware and Maryland law regarding dividends or distributions will result in any material differences between the past practice of the Company and the anticipated future practice of the Maryland Company in the payment of dividends or distributions.

     CERTAIN BUSINESS COMBINATIONS. The DGCL requires that certain transactions between a corporation and the owner of 15% or more of the outstanding voting stock of the corporation or an affiliate of such person (an "Interested Stockholder") may not occur for three years following the date such person became an Interested Stockholder unless (i) approved by the board of directors and holders of at least two-thirds of the outstanding voting stock (other than shares controlled by the Interested Stockholder), (ii) the board of directors approved the acquisition of voting stock pursuant to which such person became an Interested Stockholder or (iii) an exemption is available. As permitted by the DGCL, the Delaware Certificate provides that the Company shall not be subject to these provisions of the DGCL described above.

     Under the MGCL, certain "business combinations" (including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns 10% or more of the voting power of the corporation's shares or an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation (an "Interested Maryland Stockholder") or an affiliate of such Interested Maryland Stockholder are prohibited for five years after the most recent date on which the Interested Maryland Stockholder becomes an Interested Maryland Stockholder. Thereafter, the MGCL provides that any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation and (b) two-thirds of the votes entitled to be cast by holders of outstanding voting shares of the corporation other than shares held by the Interested Maryland Stockholder with whom (or with whose affiliate) the business combination is to be effected, unless, among other things, the corporation's stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Maryland Stockholder for its shares or the business combination is approved or exempted by the board of directors of the corporation prior to the time that the Interested Maryland Stockholder becomes an Interested Maryland Stockholder. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the Interested Maryland Stockholder becomes an Interested Maryland Stockholder. The Maryland Company will be governed by the business combinations provisions of the MGCL.

     CONTROL SHARE ACQUISITIONS. The MGCL provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiror or by officers or directors who are employees of the corporation. "Control Shares" are voting shares of stock which, if aggregated with all other shares of stock previously acquired by such person, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions.

     A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting. If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any meeting of stockholders at which the voting rights of such are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid in the control share acquisition, and certain limitations and restrictions otherwise applicable to the exercise of dissenters' rights do not apply in the context of a control share acquisition.

     The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or to acquisitions approved or exempted by the charter or bylaws of the corporation.

     The DGCL has no provisions comparable to the Maryland control share acquisition statute.

     The Maryland Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of the Maryland Company's shares of stock. The Board may, however, amend the Maryland Bylaws at any time to eliminate such provision.

     DISSOLUTION OF THE COMPANY AND THE MARYLAND COMPANY. Under the DGCL, a corporation may be dissolved if (i) the board of directors of the corporation, by resolution adopted by a majority of the whole board of directors at any meeting called for that purpose, deems such dissolution advisable and (ii) a majority of the outstanding stock of the corporation votes for the proposed dissolution at a stockholders meeting called for the purpose of acting upon such resolution. Dissolution of a corporation may also be authorized without action by the board of directors if all stockholders entitled to vote thereon shall consent thereto in writing.

     The MGCL permits the dissolution of the Maryland Company if
(i) the board of directors adopts by a majority vote of the entire board a resolution advising dissolution and (ii) the dissolution is approved by the affirmative vote of not less than two-thirds of all votes entitled to be cast on the matter. As permitted by the MGCL, the Maryland Charter reduces the stockholder approval requirement for dissolution from the affirmative vote of not less than two thirds of the votes entitles to be cast on the matter to the affirmative vote of a majority of the votes entitled to be cast on the matter.

     JUDICIAL DISSOLUTION. Under both the DGCL and the MGCL, if a deadlock of the directors precludes corporate action, or if a division of the stockholders makes election of directors impossible, stockholders are permitted to seek judicial action. Under the DGCL, the Court of Chancery may appoint a custodian or receiver, while under the MGCL, involuntary dissolution by judicial order may be sought only by stockholders entitled to cast at least 25% of the votes entitled to be cast in the election of directors. However, when the individuals in control of the corporation are alleged to be acting illegally, oppressively or fraudulently, or when the division among stockholders is so severe that for a period which includes two consecutive meeting dates the stockholders have failed to elect successors to directors whose terms should have expired, any stockholder entitled to vote in the election of directors may petition for dissolution.

     AMENDMENTS TO BYLAWS. Under the DGCL, the stockholders may never be divested of the power to adopt, amend or repeal the bylaws, although this power may be shared with the board of directors. Under the MGCL, the power to adopt, amend or repeal the bylaws may be conferred solely upon the stockholders or upon the board of directors or may be shared by both groups.

     Under the DGCL, the Delaware By-Laws may be altered, amended or repealed or new bylaws adopted by a majority of the Board of Directors, when such power is conferred upon the Board of Directors by a Certificate of Incorporation (which the Delaware Certificate does). The Delaware Certificate expressly authorizes the Board of Directors to make, alter, amend or repeal the Delaware By-Laws. The Delaware By-Laws provide that the Delaware By-Laws generally may be amended or repealed or new By-Laws adopted by a majority of the Board of Directors, that the stockholders may also amend or repeal the By-Laws or adopt new By-Laws and that all By-Laws made by the Board may be amended or repealed by the stockholders. The sections of the Delaware By-Laws relating to (i) the written statement the Company is required to furnish to stockholders, (ii) the investment policies and restrictions on investments of the Company (except for those relating to the Company's right to borrow funds), (iii) the annual report, (iv) amendments to the Delaware By-Laws and (v) the definitions of any terms used in these sections of the Delaware By-Laws may not be amended, repealed or modified, or inconsistent provisions adopted with respect thereto, without the affirmative vote of the stockholders holding a majority of the shares of stock of each class entitled to vote on the matter.

     As permitted by the MGCL, the Maryland Charter and the Maryland Bylaws provide that the Board of Directors of the Maryland Company has the exclusive power to alter, amend or repeal the Maryland Bylaws, although amendments to sections of the Maryland Bylaws relating to (i) the written statement the Maryland Company is required to furnish to the stockholders, (ii) the investment policies and restrictions on investments of the Maryland Company (except for those relating to the Maryland Company's right to borrow funds), (iii) the annual report, (iv) amendments to the Maryland Bylaws and (v) the definitions of any terms used in these sections of the Maryland Bylaws, also require the affirmative vote of the stockholders holding majority of the shares of stock of each class entitled to vote on the matter.

     DENIAL OF VOTING RIGHTS. The DGCL provides that holders of the outstanding shares of a class of stock shall be entitled to vote as a class upon a proposed amendment to the certificate of incorporation, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would change the aggregate number of authorized shares or the par value of the class or would adversely affect the powers, preferences or special rights of the class. Under the MGCL, holders of the outstanding shares of any class of stock may be denied all voting rights.

     PAYMENT FOR STOCK. The DGCL provides that future labor or services do not constitute payment for stock or convertible securities. The MGCL allows both a promissory note and contract for future labor to constitute payment for stock or convertible securities. The MGCL allows both a promissory note and a contract for future labor to constitute consideration for the issuance of stock.

     ADVANCE NOTICE OF DIRECTOR NOMINATIONS AND NEW BUSINESS. The Maryland Bylaws provide that (a) with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Maryland Company's notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Maryland Bylaws and (b) with respect to special meetings of stockholders, only the business specified in the Maryland Company's notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to the Board of Directors may be made only (i) pursuant to the Maryland Company's notice of the meeting, (ii) by the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such meeting and has complied with the advance notice provisions set forth in the Maryland Bylaws.

     The Delaware By-Laws contain no such provisions.

     RESTRICTIONS ON OWNERSHIP AND TRANSFER OF COMMON STOCK. For the Company to qualify as a REIT under the Code, no more than 50% in value of its outstanding shares of stock may be owned, actually or constructively, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the first year). In addition, if the Company, or an owner of 10% or more of the Company, actually or constructively owns 10% or more of a tenant of the Company (or a tenant of any partnership in which the Company is a partner), the rent received by the Company (either directly or through any such partnership) from such tenant will not be qualifying income for purposes of the REIT gross income tests of the Code. Common Stock must also be beneficially owned by 100 or more persons during at least 335 days of a taxable year of twelve months or during a proportionate part of a shorter taxable year. Because the Company expects to qualify as a REIT, the Delaware Certificate and the Maryland Charter contains restrictions on the ownership and transfer of Common Stock intended to assist the Company in complying with these requirements.

     The ownership limit provision in the Maryland Charter provides that, subject to certain specified exceptions, no person or entity may own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Code, more than 9.8% (by number or value, whichever is more restrictive) of the outstanding shares of Maryland Common Stock (the "Ownership Limit"). The constructive ownership rules are complex, and may cause shares of Maryland Common Stock owned actually or constructively by a group of related individuals and/or entities to be constructively owned by one individual or entity. As a result, the acquisition of less than 9.8% of the shares of Maryland Common Stock (or the acquisition of an interest in an entity that owns, actually or constructively, Maryland Common Stock) by an individual or entity, could, nevertheless, cause that individual or entity, or another individual or entity, to own constructively in excess of 9.8% of the outstanding Maryland Common Stock and thus subject such shares to the ownership limit provision in the Maryland Charter. The Board of Directors may, but in no event will be required to, waive the Ownership Limit with respect to a particular stockholder if it determines that such ownership will not jeopardize the Maryland Company's status as a REIT. As a condition of such waiver, the Board of Directors may require opinions of counsel satisfactory to it and/or undertakings or representations from the applicant with respect to preserving the REIT status of the Maryland Company. The above provisions in the Maryland Charter are very similar to the ownership limit provisions set forth in the Delaware Certificate.

     The remedy provided in the Maryland Charter arising from a violation of the Ownership Limit is different from the remedy provided in the Delaware Certificate arising from a violation of the comparable provisions in the Delaware Certificate. Pursuant to the Maryland Charter, if any purported transfer of Maryland Common Stock or any other event would otherwise result in any person violating the Ownership Limit, then any such purported transfer will be void and of no force or effect with respect to the purported transferee (the "Prohibited Transferee") as to that number of shares in excess of the Ownership Limit and the Prohibited Transferee shall acquire no right or interest (or, in the case of any event other than a purported transfer, the person or entity holding record title to any such shares in excess of the Ownership Limit (the "Prohibited Owner") shall cease to own any right or interest) in such excess shares. Any such excess shares described above will be transferred automatically, by operation of law, to a trust, the beneficiary of which will be a qualified charitable organization selected by the Maryland Company (the "Beneficiary"). Within 20 days of receiving notice from the Maryland Company of the transfer of shares to the trust, the trustee of the trust (who shall be designated by the Maryland Company and be unaffiliated with the Maryland Company and any Prohibited Transferee or Prohibited Owner) will be required to sell such excess shares to a person or entity who could own such shares without violating the Ownership Limit and distribute to the Prohibited Transferee an amount equal to the lesser of the price paid by the Prohibited Transferee for such excess shares or the sales proceeds received by the trust for such excess shares. In the case of any excess shares resulting from any event other than a transfer, or from a transfer for no consideration (such as a gift), the trustee will be required to sell such excess shares to a qualified person or entity and distribute to the Prohibited Owner an amount equal to the lesser of the fair market value of such excess shares as of the date of such event or the sales proceeds received by the trust for such excess shares. In either case, any proceeds in excess of the amount distributable to the Prohibited Transferee or Prohibited Owner, as applicable, will be distributed to the Beneficiary. Prior to a sale of any such excess shares by the trust, the trustee will be entitled to receive, in trust for the Beneficiary, all dividends and other distributions paid by the Maryland Company with respect to such excess shares, and also will be entitled to exercise all voting rights with respect to such excess shares. Any dividend or other distribution paid to the Prohibited Transferee or Prohibited Owner (prior to the discovery by the Maryland Company that such shares had been automatically transferred to a trust as described above) will be required to be repaid to the trustee upon demand for distribution to the Beneficiary. In the event that the transfer to the trust as described above is not automatically effective (for any reason) to prevent violation of the Ownership Limit, then the Maryland Charter provides that the transfer of the excess shares will be void.

     Under the Delaware Certificate, any transfers of Common Stock in violation of stock ownership limits set forth in such certificate are void. The ownership limit provisions in the Delaware Certificate may not apply to limit certain transactions which could result in a constructive transfer or ownership of Common Stock without an actual transfer of such stock. Because the Maryland Charter is intended to restrict both actual and constructive transfers and ownership of Maryland Common Stock, the Maryland Charter should enhance the Company's ability to comply with the REIT provisions of the Code.

     In both the Delaware Certificate and the Maryland Charter, if any purported transfer of Common Stock would cause the Company to be beneficially owned by fewer than 100 persons, such transfer will be null and void in its entirety and the intended transferee will acquire no rights to the stock.

     All certificates representing shares of Maryland Common
Stock will bear a legend referring to the restrictions set forth in the Maryland Charter which are described above.

     Under both the Delaware Certificate and the Maryland Charter, every owner of a specified percentage (or more) of the outstanding shares of Common Stock must file a completed questionnaire with the Company containing information regarding their ownership of such shares, as set forth in the Treasury Regulations. Under current Treasury Regulations, the percentage will be set between 0.5% and 5.0%, depending upon the number of record holders of the Company's shares. In addition, each stockholder shall upon demand be required to disclose to the Company in writing such information as the Company may request in order to determine the effect, if any, of such stockholder's actual and constructive ownership of Common Stock on the Company's status as a REIT and to ensure compliance with the Ownership Limit.

     The foregoing ownership limitations may have the effect of precluding acquisition of control of the Company without the consent of the Board of Directors.

VALIDITY OF THE MARYLAND COMMON STOCK

     The validity of the Maryland Common Stock will be passed upon for the Maryland Company by Ballard Spahr Andrews &
Ingersoll, Baltimore, Maryland.


VOTE REQUIRED; BOARD RECOMMENDATION

     The affirmative vote of a majority of the outstanding shares of each class of the Company's capital stock entitled to vote at the Meeting is required to approve the Reincorporation proposal. Abstentions and broker non-votes will have the effect of votes AGAINST the Reincorporation proposal. The persons named as proxies in the accompanying form of proxy intend to vote in favor of Reincorporation. A vote FOR the Reincorporation proposal will constitute approval of (i) the change in the Company's state of incorporation through a merger of the Company into the Maryland Company, (ii) the Maryland Charter, (iii) the Maryland Bylaws, and (iv) all other aspects of the Reincorporation proposal.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
APPROVAL OF THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE
STATE OF MARYLAND.

                           PROPOSAL 2
                      ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors currently consists of seven directors. If the Reincorporation is approved by the stockholders and becomes effective, the Maryland Company will be governed by a classified Board of Directors consisting of seven directors. The Director nominees listed below are named in the Maryland Charter as the initial Board of Directors of the Maryland Company, and will serve until the term of the class set forth next to his name below expires and his successor is elected and qualifies. (See "Proposal 1 -- Reincorporation of the Company in Maryland and Related Changes to the Rights of Stockholders -- Classified Board" above.) The Maryland Company's directors will be divided into three classes, and one class of directors will be elected at each annual meeting of stockholders. Each director of the Maryland Company (except, initially, the directors in Classes I and II with terms expiring in 1998 and 1999, respectively) will hold office for a term of three years and until his or her successor is duly elected and qualified. At each annual meeting of stockholders of the Maryland Company, the successors to the class of directors whose terms expire at that meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The terms of office of two directors will expire in 1998 (Class I), two directors will expire in 1999 (Class II) and three directors will expire in 2000 (Class III). If the Reincorporation is not approved, the Director nominees, if elected, will each serve until the next annual meeting of stockholders and his successor is elected and qualified.

VOTE REQUIRED; BOARD RECOMMENDATION

     The seven directors will be elected by a favorable vote of a plurality of the shares of stock represented and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of each of the seven nominees named below as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the shares represented by the proxies will be voted for another person or persons designated by the Company's Board of Directors. In no event will the proxies be voted for more than seven nominees.

DIRECTOR NOMINEES

     The following table sets forth certain information regarding the Director nominees all of whom are current directors of Realty
Income:

       NAME             AGE            TITLE                CLASS

William E. Clark        59   Chairman of the Board           III
                             and Chief Executive Officer

Richard J. VanDerhoff   43   President and                   III
                             Chief Operating Officer

Thomas A. Lewis         44   Vice Chairman of the Board      III
                             and Vice President Capital
                             Markets

Donald R. Cameron       57   Director                        II

Roger P. Kuppinger      56   Director                        I

Michael D. McKee        51   Director                        I

Willard H. Smith Jr     60   Director                        II

     WILLIAM E. CLARK has been the Chairman of the Board of Directors and Chief Executive Officer and a Director of the Company since September 1993 and has been involved as a principal in commercial real estate acquisition, development, management and sales for over 30 years. His involvement includes land acquisition, tenant lease negotiations, construction and sales of prime commercial properties for regional and national fast-food restaurant, automotive and retail chain store operations throughout the United States. He had been a director and an officer of R.I.C. Advisor, Inc. ("R.I.C. Advisor") since 1969 until it was merged with the Company on August 17, 1995 (the "Merger").

     RICHARD J. VANDERHOFF has been President and Chief Operating Officer of Realty Income since November 1994 and a Director of the Company since July 1996 and had been with R.I.C. Advisor from 1987 until the Merger. From August 1994 to November 1994, he served as general counsel of the Company. Prior to 1987, he was in private law practice specializing in real property and business law (1980 - 1984) and was employed as Vice President, General Counsel and Secretary of FNCO Corporation, an owner and operator of community newspaper companies located throughout the Midwest United States. He graduated from Jacksonville University, B.S., and the University of San Diego School of Law, J.D.

     THOMAS A. LEWIS has been the Vice Chairman of the Board of Directors, Vice President, Capital Markets and a Director of the Company since September 1993 and had been with R.I.C. Advisor from 1987 until the Merger. Prior to joining R.I.C. Advisor, he served in various capacities, including Senior Vice President with Johnstown Capital, a real estate management and syndication company (1982-1987), and Investment Specialist with Sutro & Co., a member of the New York Stock Exchange (1979-1982), and was employed by the Procter & Gamble Company (1974-1979). He graduated from Chaminade University of Hawaii, B.A., and holds NASD General Securities (Series 7) and Registered Principal (Series 24) licenses.

     DONALD R. CAMERON has been a Director of the Company since August 1994 and is a co-founder and President of Cameron, Murphy & Spangler, Inc., a securities broker-dealer firm located in Pasadena, California. He graduated from the University of Glasgow, Scotland, B.Sc. Prior to founding Cameron, Murphy & Spangler in 1975, he worked at the securities brokerage firm of Glore Forgan Staats, Inc. and its successors (1969-1975). He is currently a director of Ayr United Football and Athletic Club, Ltd. Mr. Cameron is chairman of the Compensation Committee and is a member of the Audit Committee, the Special Committee and the Corporate Governance Committee.

     ROGER P. KUPPINGER has been a Director of the Company since August 1994 and is a self-employed investment banker and financial advisor and is an active investor in both private and public companies. Prior to March 1994, he was a Managing Director at the investment banking firm Sutro & Co. Inc. He graduated from Northwestern University, B.S. and M.B.A., and from LaSalle University in Chicago, LL.B. Prior to joining Sutro in 1969, he worked at First Interstate Bank, formerly named United California Bank (1964-1969). He has served on over ten boards of directors for both public and private companies, and currently serves on the board of directors of BRE Properties, Inc.. Mr. Kuppinger is chairman of the Audit Committee and is a member of the Compensation Committee, the Special Committee and the Corporate Governance Committee.

     MICHAEL D. MCKEE has been a Director of the Company since August 1994 and has been Executive Vice President of The Irvine Company since March 1994 and has served as Chief Financial Officer of The Irvine Company since January 1997. Prior thereto, he was a partner in the law firm of Latham & Watkins. He graduated from Azusa Pacific University, B.A., University of Southern California, M.A., and University of California at Los Angeles, J.D. His business and legal experience includes numerous acquisition and disposition transactions, as well as a variety of public and private offerings of equity and debt securities. He is currently a member of the board of directors of Health Care Property Investors, Inc., Circus Circus Enterprises, Inc. and Irvine Apartment Communities, Inc. Mr. McKee is chairman of the Special Committee and is a member of the Compensation Committee, the Audit Committee and the Corporate Governance Committee.

     WILLARD H. SMITH JR has been a Director of the Company since July 1996 and was the Managing Director, Equity Capital Markets Division, of Merrill Lynch & Co. from 1983 until his recent retirement. Prior to joining Merrill Lynch in 1979, he was employed by F. Eberstadt & Co. (1971 - 1979). Mr. Smith also serves on the board of directors of four investment companies:
Cohen & Steers Realty Shares; Cohen & Steers Realty Income Fund; Cohen & Steers Total Return Realty Fund; and Cohen & Steers Special Equity Fund, Inc. Additionally, he is a member of the board of directors of Essex Property Trust and Highwoods Property Trust, two NYSE listed real estate investment trusts. Mr. Smith is the chairman of the Corporate Governance Committee and is a member of the Audit Committee, the Special Committee and the Compensation Committee.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors is comprised of Messrs. Cameron, Kuppinger (chairman), McKee and Smith. The Audit Committee's principal responsibilities include recommending the selection of the Company's independent auditors to the Board of Directors, approving any special assignments given to the independent auditors and reviewing (i) the scope and results of the audit engagement with the independent auditors and management, including the accountant's letter of comments and management's responses thereto, (ii) the independence of the independent auditors, (iii) the effectiveness and efficiency of the Company's internal accounting staff and (iv) any proposed significant accounting changes.

     The Compensation Committee of the Board of Directors is comprised of Messrs. Cameron (chairman), Kuppinger, McKee and Smith. The Compensation Committee's principal responsibilities include establishing remuneration levels for officers of the Company, reviewing management organization and development, reviewing significant employee benefits programs and establishing and administering executive compensation programs, including bonus plans, stock option and other equity-based programs, deferred compensation plans and any other cash or stock incentive programs.

     The Special Committee of the Board of Directors is comprised of Messrs. Cameron, Kuppinger, McKee (chairman) and Smith. The
Special Committee was formed in August 1994 to explore the advisability of the combination of the Company and R.I.C.

Advisor. On behalf of Realty Income, the Special Committee negotiated the terms of the Merger on behalf of Realty Income which was consummated on August 17, 1995. The Special Committee currently attends to certain post-closing items regarding the Merger.

     The Corporate Governance Committee of the Board of Directors was formed in November 1996 and is comprised of Messrs. Cameron, Kuppinger, McKee and Smith (chairman). The Corporate Governance Committee's principal purpose is to provide counsel to the Board of Directors with respect to (i) organization, membership and function of the Board of Directors, (ii) structure and membership of the committees of the Board of Directors and (iii) succession planning for the executive management of the Company.

     The Board of Directors may from time to time establish certain other committees to facilitate the management of the Company.

     The Maryland Company will have an Audit Committee, a
Compensation Committee, a Special Committee and a Corporate
Governance Committee comprised of the same directors and to perform the same tasks described above.

MEETINGS AND ATTENDANCE

     The Board of Directors met 13 times during the fiscal year ended December 31, 1996. The Audit Committee and the Compensation Committee met three and nine times in 1996, respectively. The Special Committee did not hold any meetings in 1996. The Corporate Governance Committee was formed in November 1996 and did not hold any meetings in 1996. All directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board while they were on the Board and (ii) the total number of meetings of the committees of the Board on which such directors served.

COMPENSATION OF THE COMPANY'S DIRECTORS

     No officer of the Company receives or will receive any compensation for serving the Company as a member of the Board of Directors or any of its committees. Directors who are not officers of the Company receive an annual fee of $15,000 for serving on the Board of Directors. Such directors also receive fees of $1,000 for attending Board of Directors meetings in person, $500 ($750 for the chairman of the committee) for attending Board of Directors committee meetings in person, $200 for attending Board of Directors meetings by telephone and $200 ($450 for the chairman of the committee) for attending Board of Director committee meetings by telephone. Directors serving on the Special Committee received $1,000 ($1,500 for the chairman of the committee) for all meetings of the Special Committee whether attended in person or by telephone. The Company may also reimburse such directors for travel expenses incurred in connection with their activities on behalf of the Company. In addition, under the Company's stock incentive plan, upon his or her initial appointment to the Board of Directors (and every four years after the date of such appointment if the Director is still serving as a Director), each Director who is not an officer of the Company is automatically granted options to purchase 10,000 shares of Realty Income Common Stock at the then current market price. These options vest during the Directors' continued service period at a rate of 2,500 shares per year. As of March 14, 1997, each of Messrs. Cameron, Kuppinger and McKee held options to purchase 10,000 shares of Realty Income Common Stock at an exercise price of $20.00 per share, of which options to purchase 5,000 shares of Realty Income Common Stock are currently exercisable. As of March 14, 1997, Mr. Smith held options to purchase 10,000 shares of Realty Income Common Stock at an exercise price of $21.625 per share, of which none are currently exercisable.

                     OFFICERS OF THE COMPANY

        NAME              AGE              TITLE

William E. Clark          59     Chairman of the Board and
                                 Chief Executive Officer

Richard J. VanDerhoff     43     President and Chief
                                 Operating Officer

Thomas A. Lewis           44     Vice Chairman of the Board
                                 and Vice President
                                 Capital Markets

John H. Wolfe             48     Vice President,
                                 Portfolio Acquisitions

Gary M. Malino            39     Vice President, Chief Financial
                                 Officer and Treasurer

Michael R. Pfeiffer       36     Vice President, General Counsel
                                 and Secretary

Richard G. Collins        48     Vice President,
                                 Portfolio Management

     Biographical information with respects to Messrs. Clark, VanDerhoff and Lewis is set forth above under "Proposal 2 --
Election of Directors -- Director Nominees."

     GARY M. MALINO has been Chief Financial Officer of the Company since August 1994 and the Vice President, Chief Financial Officer and Treasurer of the Company since August 1995 and had been with R.I.C. Advisor from 1985 until the Merger. Prior to joining R.I.C. Advisor in 1985, he was a Certified Public Accountant ("CPA") with Kendall & Forman, an accountancy corporation (1981-1985) and Assistant Controller with McMillin Development Company, a real estate development company (1979-
1981).  He graduated from San Diego State University, B.S.

     JOHN H. WOLFE has been Vice President, Portfolio Acquisitions of the Company since August 1995 and had been with R.I.C. Advisor from 1983 until the Merger. He has announced his retirement from this position, to be effective in June 1997. Prior to joining R.I.C. Advisor, he was the Director of Development for Black Angus Restaurants (1978-1983) and owned and operated a real estate investment company (1975 - 1978). He graduated from San Diego State University, B.S.

     MICHAEL R. PFEIFFER has been Vice President, General Counsel and Secretary of the Company since August 1995 and had been with R.I.C. Advisor from 1990 until the Merger. Prior to joining R.I.C. Advisor he was in private practice specializing in real estate transactional law (1987-1990), and was employed as Associate Counsel with First American Title Insurance Company (1986-1987). He graduated from the University of Rhode Island, B.S., and the University of San Diego School of Law, J.D. He is a licensed attorney and member of the State Bar of California and the State Bar of Florida.

     RICHARD G. COLLINS has been Vice President, Portfolio Management of the Company since August 1995 and had been with R.I.C. Advisor from 1990 until the Merger. The Company plans to appoint him Vice President, Portfolio Acquisitions in connection with Mr. Wolfe's retirement from this position. Prior to joining R.I.C. Advisor, he was involved as a principal in the acquisition and sale of land and commercial real estate and a general partner for land and commercial real estate partnerships (1979-1990) and a leasing and sales specialist in the Office Properties Division for Grubb & Ellis Commercial Real Estate Services (1974-1979).
He graduated from San Diego State University, B.S.

                     EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation awarded to, earned by or paid during the fiscal years ended December 31, 1996 and 1995 to the Company's Chief Executive Officer and to the other four most highly compensated executive officers of the Company for the fiscal years ended December 31, 1996 and 1995 (the "Named Executive Officers").

                          Annual Compensation              Long Term Compensation
                       -------------------------  ----------------------------------------
                                                        Awards         Payouts
                                                  -------------------  -------
                                                           Restricted           All Other
     Name And                                     Options  Stock       LTIP     Compen-
Principal Position     Year (1)  Salary    Bonus  (#)      Awards (3)  Payouts  sation (4)
------------------------------------------------------------------------------------------
WILLIAM E. CLARK       1996      $250,000  --     8,800    900         --       $4,750
  Chairman of the      1995(2)   $ 98,958  --
  Board and Chief
  Executive Officer
RICHARD J. VANDERHOFF  1996      $225,000  --     6,300    600         --       $4,750
  President and Chief  1995(2)   $ 89,063  --
  Operating Officer
THOMAS A. LEWIS        1996      $200,000  --     4,800    500         --       $4,750
  Vice Chairman of     1995(2)   $ 79,167  --
  the Board and Vice
  President Capital
  Markets
JOHN H. WOLFE          1996      $200,000  --     4,800    500         --       $4,750
  Vice President       1995(2)   $ 79,167  --
  Property
  Acquisitions
GARY M. MALINO         1996      $175,000  --     4,200    400         --       $4,750
  Vice President,      1995(2)   $ 69,271  --
  Chief Financial
  Officer and
  Treasurer

____________________

(1) Prior to August 17, 1995, no executive officer of the Company, including the Chief Executive Officer, received any compensation from the Company, but rather received compensation from R.I.C. Advisor for services as an employee and officer of R.I.C. Advisor. Subsequent to the merger of R.I.C. Advisor with the Company, all officers and employees of the Company were compensated directly by the Company.

(2) Salary figures are for the period from August 17, 1995 through December 31, 1995 and are presented on annualized salaries of $250,000; $225,000; $200,000; $200,000 and $175,000
for each of Messrs. Clark, VanDerhoff, Lewis, Wolfe and Malino, respectively. None of the Named Executive Officers received any other compensation from the Company in 1995 for their services as officers of the Company. In connection with the merger of R.I.C. Advisor and the Company, each of the Named Executive Officers received Common Stock of the Company. See "--Certain Transactions".

(3) Restricted Stock is awarded pursuant to the Company's management incentive plan. All awards granted under the management incentive plan are made in accordance with the provisions of the Company's stock incentive plan. Restricted Stock vests over three years. Restricted Stock is eligible to receive distributions from the date of grant.

(4) Represents the amount the Company contributes pursuant to a 401(k) retirement plan. Under the terms of this plan, the Company matches 50% of the employee's contribution, up to the first 6% of the employee's salary. Employees may contribute up to 15% of their salary, capped at $9,500, with the maximum amount of the Company's contribution being $4,750.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants in 1996 to Named Executive Officers.

                           Individual Grants
--------------------------------------------------------------------
                                                                            Potential
                                                                        Realizable Value
                                                                        At Assumed Annual
                                    % Of Total                           Rates Of Stock
                       Number Of    Options                              Price Apprecia-
                       Shares       Granted To  Exercise                 tion For Option
                       Underlying   Employees   Price                       Term (2)
                       Options      In Fiscal   Per       Expiration   -------------------
         Name          Granted (1)  Year        Share     Date         5%         10%
------------------------------------------------------------------------------------------

William E. Clark       8,800        26.7        $23.13    11/1/06      $128,008   $324,397
Richard J. VanDerhoff  6,300        19.1        $23.13    11/1/06      $ 91,642   $232,239
Thomas A. Lewis        4,800        14.5        $23.13    11/1/06      $ 69,822   $176,944
John W. Wolfe          4,800        14.5        $23.13    11/1/06      $ 69,822   $176,944
Gary M. Malino         4,200        12.7        $23.13    11/1/06      $ 61,095   $154,826

____________________

(1) Options vest ratably over three years. Under the terms of the Company's stock incentive plan, the Compensation Committee retains discretion, subject to certain restrictions, to modify the terms of outstanding options and to reprice outstanding options. Options are granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment. The option exercise price is equal to fair market value of the shares on the date of grant.

(2) Assumed annual rates of stock price appreciation for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and the Company's financial performance. No assurance can be given that these appreciation rates will be achieved.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE
TABLE

     The following table provides information related to the exercise of stock options during the year ended December 31, 1996 by each of the Named Executive Officers and the 1996 fiscal year-end value of unexercised options.

                                                                 Value of
                                                 Number of       Unexercised
                                                 Unexercised     In-the-Money
                                                 Options         Options at FY-End
                        Shares                   at FY-End       Exercisable/
                        Acquired      Value      Exercisable/    Unexercisable
Name                    on Exercise   Realized   Unexercisable   (1)
----------------------------------------------------------------------------------

William E. Clark        --            --         0/8,800         $0/6,556
Richard J. VanDerhoff   --            --         0/6,300         $0/4,694
Thomas A. Lewis         --            --         0/4,800         $0/3,576
John H. Wolfe           --            --         0/4,800         $0/3,576
Gary M. Malino          --            --         0/4,200         $0/3,129

____________________

(1) Market value of underlying Common Stock on date of fiscal year-end minus the exercise price. The share price as of December 31, 1996 was $23.875.

EMPLOYMENT AGREEMENTS

     Each of Messrs. Clark, VanDerhoff, Lewis, Wolfe and Malino have entered into employment agreements with the Company pursuant to which each employee receives a base salary of $250,000, $225,000, $200,000, $200,000 and $175,000, respectively, and the right to receive severance compensation upon the occurrence of certain events as specified in the agreements. The term of each employment agreement is indefinite. The employee may terminate the agreement at any time upon two weeks' written notice to the Company. The Company may terminate the agreement without cause at any time upon written notice to the employee. The employment agreements provide that upon termination by the Company, including termination resulting from a change in control of the Company, the employee will be entitled to receive monthly severance payments in an amount equal to the employee's base salary, payable in monthly installments. Each of Messrs. VanDerhoff, Lewis, Wolfe and Malino is entitled to receive severance payments for 12 months following termination, and Mr. Clark is entitled to receive severance payments for 18 months following termination. The amount of severance compensation is increased by 50% in the event of a termination resulting from a change in control of the Company.

     The employment agreements provide that the employee must devote his full time, attention and energy to the business of the Company and may not engage in any other business activity which would interfere with the performance of his duties or be competitive with the Company, unless specifically permitted by the Board. This restriction does not prevent the employee from making passive investments in a business not in competition with the Company, so long as the investment does not require the employee's services in a manner that would impair the performance of his duties under the employment agreement.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee, which is comprised of four independent non-employee directors, is responsible for, among other things, establishing remuneration levels for officers of the Company and establishing and administering executive compensation programs.

     The compensation policies of the Company have been structured to link the compensation of the executive officers of the Company with enhanced stockholder value. Through the establishment of short- and long-term incentive plans, the Company seeks to align the financial interests of the executive officers with those of its stockholders.

EXECUTIVE COMPENSATION PHILOSOPHY

     In designing its compensation programs, the Company has followed its belief that compensation should reflect the value created for stockholders while supporting the business strategies and long-range plans of the Company and the markets the Company serves. In doing so, the compensation programs reflect the following themes:

          A compensation program that stresses the Company's financial performance and the executive officers' individual performance.

          A compensation program that strengthens the relationship between pay and performance by providing variable, at-risk compensation that is reflective of current market practices and comparable executive rates and is dependent upon the level of success in meeting specified
     Company and individual performance goals.

          An annual incentive plan that supports a performance-oriented environment and which generates a portion of compensation based on the achievement of specific performance goals, with superior performance resulting in total annual compensation above competitive levels.

          A long-term incentive plan that is designed to reward executive officers for long-term strategic management of the Company and the enhancement of stockholder value.

     The Compensation Committee will review and determine the compensation of the executive officers of the Company with this philosophy on compensation as its basis.

EXECUTIVE COMPENSATION COMPONENTS

     The Company's executive compensation is based on two components, each of which is intended to serve the overall compensation philosophy.

     BASE SALARY. Base salary is set at a level competitive with amounts paid to executive officers of comparable companies with similar business structure, size and marketplace orientation. In determining appropriate salary levels, the Compensation Committee considers the individual's scope of responsibility, experience and performance. In addition, the Compensation Committee reviews competitive market and industry data compiled by independent compensation consultants. The data provided compares the Company's compensation practices to a group of comparable companies which tend to have similar business structure, size and marketplace orientation.

     Salaries for executive officers are reviewed by the Compensation Committee on an annual basis. Increases to base salaries will be driven primarily by individual performance. Base salaries allow executives to be rewarded for individual performance based on the Company's evaluation process which encourages the development of executives and sustained levels of contribution to the Company. Base salaries also offer security to executives and allow the Company to attract competent executive talent and maintain a stable management team.

     EXECUTIVE INCENTIVE COMPENSATION. In August 1996, the Company adopted a Management Incentive Plan which is linked to the long term performance of the Company. Executive officers are eligible to receive annual grants of non-qualified stock options and restricted stock based upon the achievement by the executive officers of annual financial criteria stated in terms of target and maximum goals as determined by the Compensation Committee at the beginning of the fiscal year and the following three factors:
(a) growth in the Company's funds from operations ("FFO"), which is a common statistical benchmark in the real estate investment trust industry, (b) the Company's performance compared to a peer group of comparable companies, and (c) the executive's individual performance. In keeping with the Company's commitment to provide a total compensation package which emphasizes at-risk components of compensation, awards granted under the plan are intended to retain and motivate executive officers to improve long-term stock market performance.

     CHIEF EXECUTIVE OFFICER COMPENSATION. In 1996, William E. Clark, the Company's Chairman and Chief Executive Officer, received base compensation of $250,000. In accordance with the terms of the Management Incentive Plan, the Compensation Committee established an FFO performance target at the beginning of the 1996 fiscal year. Mr. Clark's award under the Management Incentive Plan is attributable 75% to FFO performance and 25% to total shareholder return as compared to the Company's peer group. Mr. Clark's incentive award for 1996 was $107,859, which amount was granted 50% in restricted stock and 50% in stock options.
The restricted stock and the stock options vest one-third each year. Effective January 1997, Mr. Clark and the Compensation Committee have agreed to a restructuring of his salary, reducing his base compensation to $100,000 and increasing his potential award under the Management Incentive Plan so that a larger percentage of his compensation is tied to FFO performance and total shareholder return.

     RULE 162(m). The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August 1993. Under the new law, income tax deductions of publicly-traded companies in tax years beginning on or after January 1, 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute-payments" as defined in Section 280G of the
Code) in any one year. Under OBRA, the deduction limit does not apply to payments which qualify as "performance-based." To qualify as "performance-based," compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by a committee of outside directors. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the compensation committee must certify that the performance goals were achieved before payments can be made.

     The Compensation Committee has designed the Company's compensation to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance-based." The Company may, however, pay compensation which is not deductible in limited circumstances when sound management of the Company so requires.

                    Donald R. Cameron, Chairman
                    Roger P. Kuppinger
                    Michael D. McKee
                    Willard H. Smith Jr

Date:  March 28, 1997

     THE ABOVE REPORT OF THE COMPENSATION COMMITTEE WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE SAME BY REFERENCE.

                     STOCK PERFORMANCE GRAPH

     As a part of the rules concerning executive compensation disclosure, Realty Income is obligated to provide a chart comparing the yearly percentage change in the cumulative total stockholder return on Realty Income Common Stock over a five-year period. However, since Realty Income Common Stock has been publicly traded only since October 18, 1994, such information is provided from this date through December 31, 1996.

     The chart below compares the performance of Realty Income Common Stock with the performance of an index including all securities for U.S. companies listed on Standard & Poor's 500 Total Return Index (the "S&P 500 Total Return Index") and of a peer group of companies, measuring the changes in common stock prices from October 18, 1994 through December 31, 1996. The chart assumes an investment of $100 on October 18, 1994, and as required by the Commission, all values shown assume the reinvestment of all distributions, if any, and, in the case of the peer group, are weighted to reflect the market capitalization of the component companies. The peer group consists of Franchise Finance Corporation of America, Lexington Corporate Properties, Inc., Commercial Net Lease Realty and Tri-Net Corporate Realty Trust.


                    TOTAL RETURN PERFORMANCE



                             [GRAPH]

                                           PERIOD ENDING
           -------------------------------------------------------------------------------
                1994                    1995                            1996
           ==============   =============================   ==============================
           10-18    12-31   3-31    6-30    9-30    12-31   3-31    6-30    9-30    12-31
           --------------   -----------------------------   ------------------------------
Realty
  Income
  Corp     100.00   110.02  119.39  142.36  145.52  159.69  149.44  152.86  171.16  183.27
S&P 500    100.00    98.83  108.45  118.80  128.24  135.96  143.26  149.68  154.31  167.05
Realty
  Income
  Peers    100.00   104.37  107.65  119.95  122.05  126.99  125.40  138.45  146.90  172.70

             COMPLIANCE WITH FEDERAL SECURITIES LAWS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Insiders"), to file with the Commission initial reports of ownership and reports of changes in ownership of Realty Income Common Stock and other equity securities of the Company. Insiders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, during the year ended December 31, 1996, all Insiders complied with all
Section 16(a) filing requirements applicable to them.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 15, 1997 certain information with respect to the beneficial ownership of shares of Realty Income Common Stock by (i) each director and Named Executive Officer and (ii) all directors and executive officers of the Company as a group. The Company does not know of any person who beneficially owns 5% or more of the outstanding shares of Realty Income Common Stock. Except as otherwise noted, the Company believes that the beneficial owners of shares of Realty Income Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

                                          Shares of Realty Income
                                               Common Stock
                                            Beneficially Owned
                                          -----------------------
             Name                         Number          Percent
-----------------------------------------------------------------
William E. Clark (1)                      547,352           2.4
Richard J. VanDerhoff (2)                  80,478             *
Thomas A. Lewis                            78,953             *
John H. Wolfe (3)                         114,329             *
Gary Malino (4)                            64,669             *
Donald R. Cameron (5)(6)                   16,081             *
Michael D. McKee (6)                        7,000             *
Roger P. Kuppinger (6)                      5,500             *
Willard H. Smith Jr                         1,000             *

All directors and executive
officers of the Company,
as a group (10 persons) (7)               917,062           4.0%

____________________

* Less than one percent

(1) Mr. Clark's total includes 543,374 shares owned of record by The William E. Clark, Jr. and Evelyn J. Clark Family Trust, of which he is a trustee and 449 shares owned of record by his wife. Mr. Clark disclaims beneficial ownership of the shares owned of record by his wife.

(2) Mr. VanDerhoff's total includes 2,440 shares owned of record by his wife, as to which he disclaims beneficial ownership.

(3) Mr. Wolfe's total includes 12,835 shares owned by J.H. Wolfe Properties, Inc. and 10,976 shares owned by J.H. Wolfe Properties, Inc. Pension and Profit Sharing Plan, 14,080 shares owned of record by the Wolfe Family Trust of which he is the trustee, and 825 shares owned of record by his son. Mr. Wolfe disclaims beneficial ownership of the shares owned of record by his son.

(4) Mr. Malino's total includes 206 shares owned of record by his wife, as to which he disclaims beneficial ownership, and 1,043 shares owned of record jointly by he and his wife, as to which he shares voting and disposition power with his wife.

(5) Mr. Cameron's total includes 9,400 shares owned of record by the Cameron, Murphy and Spangler, Inc. Amended and Restated Pension Trust dated April 1, 1984, of which he is the trustee.
Of the 9,400 shares, 9,000 shares are in the account of Mr. Cameron, 200 shares in the account of Lachlan Cameron, and 200 shares in the account of Elsie Bergquist. Mr. Cameron's total also includes 695 shares owned of record by his wife, and 749 shares owned of record by his son, Donald Cameron. Mr. Cameron disclaims beneficial ownership of the 695 shares owned by his wife, 749 shares owned by his son and the 400 shares owned by the Cameron, Murphy and Spangler, Inc. Amended and Restated Pension Trust in the accounts of Lachlan Cameron and Elsie Bergquist.

(6) For each of Messrs. Cameron, McKee and Kuppinger the total includes 2,500 shares subject to options that became exercisable on August 24, 1995 and 2,500 shares subject to options that became exercisable on August 24, 1996.

(7)  See notes (1) through (6).

                            AUDITORS

     Subject to its discretion to appoint alternative auditors if it deems such action appropriate, the Board of Directors has retained KPMG Peat Marwick LLP as the Company's auditors for the current fiscal year. The Board of Directors has been advised that KPMG Peat Marwick LLP is independent with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire and to respond to appropriate questions from stockholders.

          STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     All proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Secretary of the Company by November 28, 1997 to be considered for possible inclusion in the proxy statement and form of proxy used in connection with such annual meeting.


                     YOUR PROXY IS IMPORTANT
                WHETHER YOU OWN FEW OR MANY SHARES


    PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD TODAY.

                           Appendix A

                  AGREEMENT AND PLAN OF MERGER

















































                                                       Appendix A

                   AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of _______________, 1997, between Realty Income Corporation, a Delaware corporation (the "Company"), and Realty Income of Maryland, Inc., a Maryland corporation (the "Maryland Company").

                            RECITALS

     WHEREAS, the Board of Directors of the Company and the Board of Directors of the Maryland Company each have determined that it is in the best interests of their respective stockholders to effect the merger provided for herein (the "Merger") upon the terms and subject to the conditions set forth herein; and

     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein the parties hereto adopt the plan of merger encompassed by this agreement and agree as follows:

                            ARTICLE I

               THE MERGER; CLOSING; EFFECTIVE TIME

     1.1 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3), the Company shall be merged with and into the Maryland Company and the separate corporate existence of the Company shall thereupon cease (the "Merger"). To the extent the Merger constitutes a transaction for federal income tax purposes, the parties intend that the Merger qualify as a reorganization described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. The Maryland Company shall be the surviving entity in the Merger (sometimes hereinafter referred to as the "Surviving Entity") and shall continue to be governed by the laws of the State of Maryland and the separate existence of the Maryland Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in the Delaware General Corporation Law (the "DGCL") and the Maryland General Corporation Law (the "MGCL").

     1.2 CLOSING. The closing of the Merger (the "Closing") shall take place (i) at the offices of Latham & Watkins, 650 Town Center Drive, Suite 2000, Costa Mesa, California 92626 at 10:00 a.m local time on the first business day on which the last to be fulfilled or waived of the conditions set forth in Section 6.1 hereof shall be fulfilled or (ii) at such other place and time and/or on such other date as the Company and the Maryland Company may agree.

     1.3 EFFECTIVE TIME. Following the Closing, and provided that this Agreement has not been terminated or abandoned pursuant to Article VII hereof, the Company and the Maryland Company will, at such time as they deem advisable, cause a Certificate of Merger (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of Delaware as provided in
Section 252 of the DGCL and Articles of Merger (the "Articles of Merger") to be filed with the State Department of Assessments and Taxation of Maryland (the "SDAT") as provided in Section 3-105 of the MGCL. The Merger shall become effective at the latter of the filing of the Certificate of Merger with the Secretary of State of Delaware and the acceptance for record of the Articles of Merger by the SDAT (the "Effective Time").

                           ARTICLE II

              ARTICLES OF INCORPORATION AND BYLAWS
                  OF THE SURVIVING CORPORATION

     2.1  ARTICLES OF INCORPORATION.  The Articles of
Incorporation of the Maryland Company in effect at the Effective
Time shall be the Articles of Incorporation of the Surviving
Entity, until duly amended in accordance with the terms thereof, and the MGCL.

     2.2 THE BYLAWS. The Bylaws of the Maryland Company in effect at the Effective Time shall be the Bylaws of the Surviving
Entity, until duly amended in accordance with the terms thereof and the MGCL.

                           ARTICLE III

                     DIRECTORS AND OFFICERS
                  OF THE SURVIVING CORPORATION

     3.1 DIRECTORS AND OFFICERS. The directors and officers of the Company at the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Entity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Entity's Articles of Incorporation and Bylaws.

                           ARTICLE IV

             EFFECT OF THE MERGER ON CAPITAL STOCK;
                    EXCHANGE OF CERTIFICATES

     4.1 EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any capital stock of the Company;

          (a) Each share of the common stock, par value $1.00 per share (the "Company Shares") of the Company issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $1.00 per share (the "Maryland Company Shares") of the Maryland Company. Each certificate (each, a "Certificate") representing any such Company Shares shall thereafter represent the right to receive Maryland Company Shares. All Company Shares shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

          (b) Each Company Share issued and held in the Company's treasury at the Effective Time, shall by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be cancelled and retired without payment of any consideration therefor and shall cease to exist.

          (c) At the Effective Time, each Maryland Company Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Maryland Company or the holder of such shares, be cancelled and retired without payment of any consideration therefor.

          (d) Each option or other right to purchase or otherwise acquire Company Shares pursuant to stock option or other stock-based plans of the Company granted and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of such option or right, be converted into and become a right to purchase or otherwise acquire the same number of Maryland Company Shares at the same price per share and upon the same terms and subject to the same conditions as applicable to such options or other rights immediately prior to the Effective Time.

     4.2  EXCHANGE OF CERTIFICATES FOR COMPANY SHARES.

          (a) TRANSFER AGENT. As of the Effective Time, the Company shall deposit with an exchange agent (the "Transfer Agent"), for the benefit of the holders of Company Shares, for exchange in accordance with this Article IV, certificates representing the Maryland Company Shares (such certificates, together with the amount of any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") to be issued pursuant to Section 4.1 in exchange for outstanding Company Shares.

          (b) EXCHANGE PROCEDURES. Promptly after the Effective Time, the Surviving Entity shall cause the Transfer Agent to mail to each holder of record of a Certificate or Certificates (i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Transfer Agent and shall be in such form and have such other provisions as the Surviving Entity may specify and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing Maryland Company Shares. Upon surrender of a Certificate for cancellation to the Transfer Agent together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor (x) a certificate representing that number of Maryland Company Shares and (y) a check representing unpaid dividends and distributions, if any, which such holder has the right to receive in respect of shares represented by the Certificate surrendered pursuant to the provisions of this
Article IV, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrue on unpaid dividends and distributions, if any, payable to holders of Certificates. In the event of a transfer of ownership of Company Shares which is not registered in the transfer records of the Company, a certificate representing the proper number of Maryland Company Shares may be issued to such a transferee if the Certificate representing such Company Shares is presented to the Transfer Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid. If any certificate for Maryland Company Shares is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting this exchange shall pay any transfer or other taxes required by reason of the issuance of Certificates for such Maryland Company Shares in a name other than that of the registered holder of the Certificate surrendered, or shall establish to the satisfaction of the Surviving Entity that such tax has been paid or is not applicable.

          (c) TRANSFERS. After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Company Shares which were outstanding immediately prior to the Effective Time. If after the Effective Time, Certificates are presented to the Surviving Entity for transfer, they shall be cancelled and exchanged for the Maryland Company Shares deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Article IV.

          (d) TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund (including the proceeds of any investments thereof and any Maryland Company Shares that remain unclaimed by the stockholders of the Company for six months after the Effective
Time) shall be paid to the Surviving Entity. Any stockholders of the Company who have not theretofore complied with this Article IV shall thereafter look only to the Surviving Entity for payment of their Maryland Company Shares and unpaid dividends on Maryland Company Shares deliverable in respect of each Company Share such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Entity, the Transfer Agent or any other person shall be liable to any former holder of Company Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (e) NO LIABILITY. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Entity, the posting by such person of a bond in such amount as the Surviving Entity may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Transfer Agent will issue in exchange for such lost, stolen or destroyed Certificate, a certificate representing Maryland Company Shares deliverable in respect thereof pursuant to this Agreement.

                            ARTICLE V

                            COVENANTS

     5.1 STOCK EXCHANGE LISTING. The Maryland Company shall use its best efforts to cause the Maryland Company Shares to be issued in the Merger to be approved for listing on the New York Stock Exchange, Inc. ("NYSE"), subject to official notice of issuance, prior to the Closing Date.

     5.2 INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE. From and after the Effective Time, the Surviving Entity agrees that it will indemnify, and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former director or officer of the Company or (ii) any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted by law.

                           ARTICLE VI

                           CONDITIONS

     6.1  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
MERGER. The respective obligations of the Maryland Company and the Company to consummate the Merger are subject to the fulfillment of each of the following conditions:

          (a) STOCKHOLDER APPROVAL. This Agreement shall have been duly approved by the holders of a majority of the Company Shares, in accordance with applicable law and the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company.

          (b) NYSE LISTING. The Maryland Company Shares issuable to the Company stockholders pursuant to this Agreement shall have been authorized for listing on the NYSE upon official notice of issuance.

                           ARTICLE VII

                           TERMINATION

     7.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval by holders of the Company Shares, by the mutual consent of the Board of Directors of the Company and the Board of Directors of the Maryland Company.

     7.2 EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement and abandonment of the Merger pursuant to this Article VII, no party hereto (or any of its directors or officers) shall have any liability or further obligation to any other party to this Agreement.

                          ARTICLE VIII

                    MISCELLANEOUS AND GENERAL

     8.1 MODIFICATION OR AMENDMENT. Subject to the applicable provisions of the DGCL and the MGCL, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties.

     8.2 WAIVER OF CONDITIONS. The conditions to each of the parties' obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

     8.3 COUNTERPARTS. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     8.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the States of Delaware and Maryland.

     8.5  NO THIRD PARTY BENEFICIARIES.  Except as provided in
Section 5.2, this Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     8.6 HEADINGS. The Article, Section and paragraph headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     8.7 SERVICE OF PROCESS. The Maryland Company may be served with process in the State of Maryland in any proceeding for the enforcement of any obligation of the Company, as well as for enforcement of any obligations of the Maryland Company arising from the Merger, and it does hereby irrevocably appoint the Secretary of State of the State of Maryland as its agent to accept service of process in any such suit or other proceedings. The address to which a copy of such process shall be mailed by the Secretary of State to the Maryland Company is 220 West Crest Street, Escondido, California 92025-1707, Attn: Legal Department.

     8.8 CHANGE OF NAME. The Maryland Company will change its name to Realty Income Corporation.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.


                                  REALTY INCOME CORPORATION



Attest:_____________________      By:____________________________
       Michael R. Pfeiffer           Richard J. VanDerhoff
       Vice President, General       President and Chief
       Counsel and Secretary         Operating Officer


                                  REALTY INCOME OF MARYLAND, INC.



Attest:_____________________      By:____________________________
       Michael R. Pfeiffer           Richard J. VanDerhoff
       Vice President, General       President and Chief
       Counsel and Secretary         Operating Officer

                           Appendix B

                        MARYLAND CHARTER

















































                                                       Appendix B

                 REALTY INCOME OF MARYLAND, INC.
                 -------------------------------

                    ARTICLES OF INCORPORATION


                            ARTICLE I
                          INCORPORATOR

     The undersigned, James J. Hanks, Jr., whose address is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

                           ARTICLE II
                              NAME

     The name of the corporation (the "Corporation") is:

                 Realty Income of Maryland, Inc.

                           ARTICLE III
                             PURPOSE

     The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles, "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

                            ARTICLE IV
           PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

     The address of the principal office of the Corporation in the State of Maryland is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202, Attention:
James J. Hanks, Jr. The name of the resident agent of the Corporation in the State of Maryland is James J. Hanks, Jr., whose post address is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland.

                            ARTICLE V
                PROVISIONS FOR DEFINING, LIMITING
               AND REGULATING CERTAIN POWERS OF THE
         CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

     Section 5.1 NUMBER AND CLASSIFICATION OF DIRECTORS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be 7, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the directors who shall serve until the annual meeting of stockholders held in the year adjacent to their names below, and until their successors are duly elected and qualify are:

               William E. Clark ............. 2000
               Thomas A. Lewis .............. 2000
               Richard J. VanDerhoff ........ 2000
               Donald R. Cameron ............ 1999
               Willard H. Smith Jr .......... 1999
               Roger P. Kuppinger ........... 1998
               Michael D. McKee ............. 1998

     These directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors prior to the first annual meeting of stockholders in the manner provided in the Bylaws.

     The Corporation's Board of Directors (other than any director elected solely by holders of one or more series of Preferred Stock) is divided into three classes of directors, as nearly equal in number as possible, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

     Section 5.2 EXTRAORDINARY ACTIONS. Except as specifically provided in Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any such action shall be effective and valid if taken or authorized by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

     Section 5.3 AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

     Section 5.4 PREEMPTIVE RIGHTS. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell unless the Corporation agrees to grant such holder preemptive rights pursuant to a written contract.

     Section 5.5 INDEMNIFICATION. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation who is made a party to a proceeding by reason of his service in that capacity or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Neither the amendment nor repeal of this Section 5.5, nor the adoption or amendment of any other provision of the Bylaws or Charter of the Corporation inconsistent with this Section 5.5, shall apply to or affect in any respect the applicability of the foregoing with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

     Section 5.6 DETERMINATIONS BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

     Section 5.7 REIT QUALIFICATION. The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to qualify or continue to be qualified as a REIT and such determination is approved by the affirmative vote of the holders of not less than two-thirds of all votes entitled to be cast on this matter, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to
Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

     Section 5.8 REMOVAL OF DIRECTORS. Subject to the rights of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause, by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, voting as a class, in the election of directors. For the purpose of this paragraph, "cause" shall mean with respect to any particular director a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

     Section 5.9 ADVISOR AGREEMENTS. Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

                            ARTICLE VI
                              STOCK

     Section 6.1 AUTHORIZED SHARES. The Corporation has authority to issue 100,000,000 shares of Common Stock, $1.00 par value per share ("Common Stock"), and 20,000,000 shares of Preferred Stock, $1.00 par value per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $120,000,000.

     Section 6.2  COMMON STOCK.  Subject to the provisions of
Article VII, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

     Section 6.3 PREFERRED STOCK. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more series of stock.

     Section 6.4 CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to transferability, dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

     Section 6.5 CHARTER AND BYLAWS. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws.

                           ARTICLE VII
  RESTRICTIONS ON OWNERSHIP AND TRANSFER TO PRESERVE TAX BENEFIT

     Section 7.1  DEFINITIONS.  For the purposes of this Article
VII, the following terms shall have the following meanings:

     "BENEFICIAL OWNERSHIP" shall mean ownership of Common Shares by a Person who is or would be treated as an owner of such Common Shares either actually or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Own," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

     "CHARITABLE BENEFICIARY" shall mean one or more beneficiaries of the Trust as determined pursuant to Section
7.3(f) of this Article VII.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     "COMMON SHARES" shall mean shares of the Corporation's
Common Stock.

     "CONSTRUCTIVE OWNERSHIP" shall mean ownership of Common Shares by a Person who is or would be treated as an owner of such Common Shares either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner,"

"Constructively Own," "Constructively Owns" and "Constructively
Owned" shall have the correlative meanings.

     "IRS" means the United States Internal Revenue Service.

     "MARKET PRICE" shall mean the last reported sales price reported on the New York Stock Exchange of the Common Shares on the trading day immediately preceding the relevant date, or if the Common Shares are not then traded on the New York Stock Exchange, the last reported sales price of the Common Shares on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Shares may be traded, or if the Common Shares are not then traded over any exchange or quotation system, then the market price of the Common Shares on the relevant date as determined in good faith by the Board of Directors of the Corporation.

     "OWNERSHIP LIMIT" shall mean 9.8% (by value or by number of shares, whichever is more restrictive) of the outstanding Common
Shares of the Corporation.

     "PERSON" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of
Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter acting in a capacity as such in a public offering of the Common Shares provided that the ownership of Common Shares by such underwriter would not result in the Corporation being "closely held" within the meaning of
Section 856(h) of the Code, or otherwise result in the Corporation failing to qualify as a REIT.

     "PURPORTED BENEFICIAL TRANSFEREE" shall mean, with respect to any purported Transfer which results in a transfer to a Trust, as provided in Section 7.2(b) of this Article VII, the purported beneficial transferee or owner for whom the Purported Record Transferee would have acquired or owned Common Shares, if such Transfer had been valid under Section 7.2(a) of this Article VII.

     "PURPORTED RECORD TRANSFEREE" shall mean, with respect to any purported Transfer which results in a transfer to a Trust, as provided in Section 7.2(b) of this Article VII, the record holder of the Common Shares if such Transfer had been valid under
Section 7.2(a) of this Article VII.

     "REINCORPORATION" shall mean the merger of Realty Income
Corporation, a Delaware corporation, into its wholly-owned subsidiary, Realty Income of Maryland, Inc., a Maryland corporation.

     "REIT" shall mean a real estate investment trust under
Section 856 through 860 of the Code.

     "RESTRICTION TERMINATION DATE" shall mean the first day after the date of the Reincorporation on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

     "TRANSFER" shall mean any sale, transfer, gift, assignment, devise or other disposition of Common Shares, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Common Shares or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Common Shares), whether voluntary or involuntary, whether of record or beneficially or Beneficially or Constructively (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Common Shares), and whether by operation of law or otherwise.

     "TRUST" shall mean each of the trusts provided for in
Section 7.3 of this Article VII.

     "TRUSTEE" shall mean the Person unaffiliated with the Corporation, the Purported Beneficial Transferee, and the
Purported Record Transferee, that is appointed by the Corporation to serve as trustee of the Trust.

     Section 7.2  RESTRICTION ON OWNERSHIP AND TRANSFERS.

     (a) From the date of Reincorporation and prior to the Restriction Termination Date:

          (i) except as provided in Section 7.9 of this Article
VII, no Person shall Beneficially Own Common Shares in excess of the Ownership Limit;

          (ii) except as provided in Section 7.9 of this Article
VII, no Person shall Constructively Own Common Shares in excess of the Ownership Limit; and

          (iii) no Person shall Beneficially or Constructively Own Common Shares to the extent that such Beneficial or Constructive Ownership would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including but not limited to ownership that would result in the Corporation owning

(actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation (either directly or indirectly through one or more partnerships) from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

     (b) If, during the period commencing on the date of the Reincorporation and prior to the Restriction Termination Date, any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the New York Stock Exchange ("NYSE")) or other event occurs that, if effective, would result in any Person Beneficially or Constructively Owning Common Shares in violation of Section 7.2(a) of this Article VII, (1) then that number of Common Shares that otherwise would cause such Person to violate Section 7.2(a) of this Article VII (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the business day prior to the date of such Transfer or other event, and such Purported Beneficial Transferee shall thereafter have no rights in such Common Shares or (2) if, for any reason, the transfer to the Trust described in clause (1) of this sentence is not automatically effective as provided therein to prevent any Person from Beneficially or Constructively Owning Common Shares in violation of Section 7.2(a) of this Article VII, then the Transfer of that number of Common Shares that otherwise would cause any Person to violate
Section 7.2(a) shall be void AB INITIO, and the Purported Beneficial Transferee shall have no rights in such Common Shares.

     (c) Notwithstanding any other provisions contained herein, during the period commencing on the date of the Reincorporation and prior to the Restriction Termination Date, any Transfer of Common Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in the capital stock of the Corporation being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio, and the intended transferee shall acquire no rights in such Common Shares.

     Section 7.3  TRANSFERS OF COMMON SHARES IN TRUST.

     (a) Upon any purported Transfer or other event described in
Section 7.2(b) of this Article VII, such Common Shares shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported Transfer or other event that results in a transfer to the Trust pursuant to Section 7.2(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation, any Purported Beneficial Transferee, and any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3(f) of this Article VII.

     (b) Common Shares held by the Trustee shall be issued and outstanding Common Shares of the Corporation. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any Common Shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the Common Shares held in the Trust.

     (c) The Trustee shall have all voting rights and rights to dividends with respect to Common Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid prior to the discovery by the Corporation that the Common Shares have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee with respect to such Common Shares. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. The Purported Record Transferee and Purported Beneficial Transferee shall have no voting rights with respect to the Common Shares held in the Trust and, subject to Maryland law, effective as of the date the Common Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee prior to the discovery by the Corporation that the Common Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustees shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that the Common Shares have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

     (d) Within 20 days of receiving notice from the Corporation that Common Shares have been transferred to the Trust, the Trustee of the Trust shall sell the Common Shares held in the Trust to a person, designated by the Trustee, whose ownership of the Common Shares will not violate the ownership limitations set forth in Section 7.2(a). Upon such sale, the interest of the Charitable Beneficiary in the Common Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Section 7.3(d). The Purported Record Transferee shall receive the lesser of (1) the price paid by the Purported Record Transferee for the Common Shares in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such Common Shares at Market Price, the Market Price of such Common Shares on the day of the event which resulted in the transfer of the Common Shares to the Trust) and
(2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Common Shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon. If, prior to the discovery by the Corporation that such Common Shares have been transferred to the Trustee, such Common Shares are sold by a Purported Record Transferee then (i) such Common Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Purported Record Transferee received an amount for such Common Shares that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this subparagraph 7.3(d), such excess shall be paid to the Trustee upon demand.

     (e) Common Shares transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price paid by the Purported Record Transferee for the Common Shares in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such Common Shares at Market Price, the Market Price of such Common Shares on the day of the event which resulted in the transfer of the Common Shares to the Trust) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the Common Shares held in the Trust pursuant to Section 7.3(d). Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Common Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and any dividends or other distributions held by the Trustee with respect to such Common Shares shall thereupon be paid to the Charitable Beneficiary.

     (f) By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Common Shares held in the Trust would not violate the restrictions set forth in Section 7.2(a) in the hands of such Charitable Beneficiary and (ii) each Charitable Beneficiary is an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

     Section 7.4 REMEDIES FOR BREACH. If the Board of Directors, or a committee thereof (or other designees if permitted by Maryland law) shall at any time determine in good faith that a Transfer or other event has taken place in violation of Section 7.2 of this Article VII or that a Person intends to acquire, has attempted to acquire or may acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any Common Shares of the Corporation in violation of Section 7.2 of this Article VII, the Board of Directors, or a committee thereof (or other designees if permitted by Maryland law) shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, causing the Corporation to redeem Common Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of Section 7.2(a) of this Article VII, shall automatically result in the transfer to a Trust or be void ab initio as described in Section 7.2(b) and any Transfer in violation of Section 7.2(c) shall automatically be void ab initio irrespective of any action (or non-action) by the Board of Directors.

     Section 7.5 NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts to acquire Common Shares in violation of
Section 7.2 of this Article VII or any Person who is a Purported Transferee such that an automatic transfer to a Trust results under Section 7.2(b) of this Article VII, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

     Section 7.6 OWNERS REQUIRED TO PROVIDE INFORMATION. From the date of the Reincorporation and prior to the Restriction Termination Date, each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of Common Shares and each Person (including the shareholder of record) who is holding Common Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT.

     Section 7.7 REMEDIES NOT LIMITED. Nothing contained in this Article VII (but subject to Section 7.12 of this Article VII and Section 5.7 of the Charter) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders by preservation of the Corporation's status as a REIT.

     Section 7.8 AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of Sections 7.2 through 7.9 of this Article VII, including any definition contained in
Section 7.1, the Board of Directors shall have the power to determine the application of the provisions of Sections 7.2 through 7.9 with respect to any situation based on the facts known to it (subject, however, to the provisions of Section 7.12 of this Article VII). In the event any of Sections 7.2 through
7.9 requires an action by the Board of Directors and these Amended and Restated Articles of Incorporation fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of such Sections 7.2 through 7.9 of this Article VII. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.2(b)) acquired Beneficial or Constructive Ownership of Common Shares in violation of Section 7.2(a) such remedies (as applicable) shall apply first to the Common Shares which, but for such remedies, would have been actually owned by such Person, and second to Common Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Common Shares based upon the relative number of the Common Shares held by each such Person.

     Section 7.9  EXCEPTIONS.

     (a) Subject to Section 7.2(a)(iii), the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Beneficially Owning Common Shares in excess of the Ownership Limit if the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such Common Shares will violate the Ownership Limit or that any such violation will not cause the Corporation to fail to qualify as a REIT under the Code, and agrees that any violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section
7.2 of this Article VII) or attempted violation will result in such Common Shares being transferred to a Trust in accordance with Section 7.2(b) of this Article VII.

     (b) Subject to Section 7.2(a)(iii), the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Constructively Owning Common Shares in excess of the Ownership Limit if such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned in whole or in part by the Corporation) that would cause the Corporation to own, actually or Constructively more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in such Common Shares being transferred to a Trust in accordance with Section 7.2(b) of this Article VII. Notwithstanding the foregoing, the inability of a Person to make the certification described in this Section 7.9(b) shall not prevent the Board of Directors, in its sole discretion, from exempting such Person from the limitation on a Person Constructively Owning Common Shares in excess of the Ownership Limit if the Board of Directors determines that the resulting application of Section 856(d)(2)(B) of the Code would affect the characterization of less than 0.5% of the gross income (as such term is used in Section 856(c)(2) of the Code) of the Corporation in any taxable year, after taking into account the effect of this sentence with respect to all other Common Shares to which this sentence applies.

     (c) Prior to granting any exception pursuant to Section 7.9(a) or (b) of this Article VII, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

     Section 7.10 LEGEND. Each certificate for Common Shares shall bear substantially the following legend:

     The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated
     Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation has authority to issue and, [if the Corporation is authorized to issue any preferred or special class in series,] (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation (the "Charter"), a copy of which will be sent without charge to each stockholder who so requests. Requests for such written statement may be directed to Michael R. Pfeiffer, the Secretary of the Company, at the Company's principal office.

     The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment
     Trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Corporation's Charter, (i) no Person may Beneficially Own in excess of 9.8% of the outstanding Common Shares of the Corporation
     (by value or by number of shares, whichever is more restrictive); (ii) no Person may Constructively Own in excess of 9.8% of the outstanding Common Shares of the Corporation (by value or by number of shares, whichever is more restrictive); (iii) no Person may Beneficially or Constructively Own Common Shares that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer Common Shares if such Transfer would result in the capital stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Common
     Shares which causes or will cause a Person to Beneficially or Constructively Own Common Shares in excess of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the Common Shares represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void
     AB INITIO. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Common Shares on request and without charge. Requests for such a copy may be directed to Michael R. Pfeiffer, the Secretary of the Company, at the Company's principal office."

     Instead of the foregoing legend, the share certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

     Section 7.11  SEVERABILITY.  If any provision of this
Article VII or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

     Section 7.12 NYSE. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all the provisions and limitations of this Article VII.

                          ARTICLE VIII
               AMENDMENTS AND TRANSACTIONS OUTSIDE
                 THE ORDINARY COURSE OF BUSINESS

     Section 8.1 BYLAWS. The Board of Directors shall have the exclusive power to adopt, amend or repeal the Bylaws for the Corporation except as such power is limited in the Bylaws.

     Section 8.2 CHARTER. The Corporation reserves the right from time to time to make any amendment now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock. All rights and powers conferred by this charter on stockholders, directors and officers of the Corporation are granted subject to this reservation.

                           ARTICLE IX
                     LIMITATION OF LIABILITY

     To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a Corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article

IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                            ARTICLE X
                      ELECTION OF DIRECTORS

     Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                           Appendix C

                         MARYLAND BYLAWS

















































                                                       Appendix C

                              BYLAWS

                                OF

                  REALTY INCOME OF MARYLAND, INC.
                  -------------------------------

                             ARTICLE I

                            DEFINITIONS

          Whenever used in these Bylaws, unless the context otherwise requires, the terms defined in this Article I shall have the following respective meanings:

          "ADVISOR" means any Person (other than a Director, officer or employee of the Corporation) to whom the Corporation may delegate the responsibility for directing or performing the day-to-day business affairs of the Corporation, including a Person or entity to which an Advisor subcontracts substantially all such functions.

          "AFFILIATE" of a Person means (a) any other Person directly or indirectly controlling, controlled by and under common control with such Person, (b) any other Person owning or controlling 10% or more of the outstanding voting securities of such Person, (c) any officer, director or general partner of such Person, or (d) if such Person is an officer, director or general partner, any Person for which such Person acts as an officer, director or general partner. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

          "ANCILLARY SERVICES" means any business activity rendered in connection with, or incidental to, the Corporation's primary activity of leasing its properties, which generates revenue for the Corporation that would be treated by the IRS as Nonqualifying Income, including, but not limited to, the sale of goods and services to its tenants and others.

          "APPRAISED VALUE" means the value of a property as determined by an appraisal made by one or more independent qualified appraisers selected in accordance with procedures established by the Board (and a majority of the Independent Directors as to any proposed acquisition from any Advisor, a Director or an officer or any Affiliate thereof).

          "BOARD" means the Board of the Corporation, as constituted from time to time.

          "BYLAWS" means the Bylaws of the Corporation, as in effect from time to time.

          "CHAIRMAN OF THE BOARD" shall have the meaning assigned to such term in Section 4 of Article V hereof.

          "CHARTER" shall mean the charter of Realty Income of Maryland, Inc., as in effect from time to time.

          "CHIEF EXECUTIVE OFFICER" shall have the meaning assigned to such term in Section 5 of Article V hereof.

          "CHIEF OPERATING OFFICER" shall have the meaning assigned to such term in Section 6 of Article V hereof.

          "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          "COMMON STOCK" means the Common Stock of the Corporation, par value $1.00 per share.

          "CORPORATION" means Realty Income of Maryland, Inc. a
Maryland corporation.

          "DIRECTORS" means the directors of the Corporation's
Board.

          "INDEBTEDNESS" of any Person means the principal of, premium, if any, and interest on, (i) all indebtedness of such Person (including Indebtedness of others guaranteed by such Person), incurred or assumed which is (A) for money borrowed or
(B) evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind and (ii) amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation.

          "INDEPENDENT DIRECTORS" means the Directors who are not employees of the Corporation or any Subsidiaries of the Corporation.

          "INTERESTED PARTY" of the Corporation shall have the meaning ascribed to such term in Section 7 of Article VII.

          "IRS" means the United States Internal Revenue Service.

          "NONQUALIFYING INCOME" means income not described in
Section 856(c)(2) of the Code, or any successor provision.

          "PERSON" means an individual, a corporation, limited partnership, general partnership, joint stock company or an association, a joint venture, trust, bank, trust company, land trust, business trust or an estate, or any other entity and governmental agency and any political subdivision thereof, and also includes a group as that term is defined for purposes of
Section 13(d)(3) of the Securities Act of 1933, as amended.

          "PREFERRED STOCK" means the Preferred Stock of the Corporation, par value $1.00 per share, authorized to be issued in one or more series under the Charter.

          "PRESIDENT" shall have the meaning assigned to such term in Section 7 of Article V.

          "REIT" means a real estate investment trust under Sections 856 to 860 the Code or any successor provisions.

          "REIT PROVISIONS OF THE CODE" means Part II, Subchapter
M of Chapter 1 of the Code, as now enacted or hereafter amended, or successor statutes, relating to REITs.

          "SECRETARY" shall have the meaning assigned to such term in Section 9 of Article V.

          "SUBSIDIARY" means, with respect to any Person, any other Person of which more than 50% of (i) the equity or other ownership interest or (ii) the total voting power of shares of capital stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or general or managing partners thereof is at the time owned by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

          "TREASURER" shall have the meaning assigned to such term in Section 11 of Article V.

          "VICE PRESIDENT" shall have the meaning assigned to such term in Section 8 of Article V.

          "WHOLLY-OWNED SUBSIDIARY" means, with respect to any Person, any other Person all the outstanding (i) equity or other ownership interest or (ii) voting power of shares of capital stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or general or managing partners thereof (in each case other than directors' qualifying shares) is owned at such time by such Person or by one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

                            ARTICLE II

                             OFFICES

     Section 1.  PRINCIPAL OFFICE.  The principal office of the
Corporation shall be located at such place or places as the Board may designate.

     Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices at such places as the Board may from time to time determine or the business of the Corporation may require.

                           ARTICLE III

                    MEETINGS OF STOCKHOLDERS

     Section 1. PLACE. All meetings of stockholders shall be held at the principal office of the Corporation or at such other place within the United States as shall be stated in the notice of the meeting.

     Section 2. ANNUAL MEETING. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board during the month of May in each year, unless the Board elects to hold the meeting in any other month.

     Section 3. SPECIAL MEETINGS. The President, Chief Executive Officer or Board of Directors may call special meetings of the stockholders. Special meetings of stockholders shall also be called by the Secretary of the Corporation upon the written request of the holders of shares entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform such stockholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment to the Corporation by such stockholders of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting.

     Section 4. NOTICE. Not less than 10 nor more than 90 days before each meeting of stockholders, the Secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Corporation, with postage thereon prepaid.

     Section 5. SCOPE OF NOTICE. Any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

     Section 6. ORGANIZATION. At every meeting of stockholders, the Chairman of the Board, if there be one, shall conduct the meeting or, in the case of vacancy in office or absence of the Chairman of the Board, one of the following officers present shall conduct the meeting in the order stated: the Vice Chairman of the Board, if there be one, the President, the Vice Presidents in their order of rank and seniority, or a chairman chosen by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, shall act as chairman, and the Secretary, or, in his absence, an Assistant Secretary, or in the absence of both the Secretary and Assistant Secretaries, a person appointed by the chairman shall act as Secretary.

     Section 7. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum, and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 8. VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided in the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

     Section 9. PROXIES. A stockholder may vote the stock owned of record by him, either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

     Section 10. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the President or a Vice President, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his name as such fiduciary, either in person or by proxy.

     Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     The Board may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

     Notwithstanding any other provision of the charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

     Section 11. INSPECTORS. At any meeting of stockholders, the chairman of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

     Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be PRIMA FACIE evidence thereof.

     Section 12.  NOMINATIONS AND STOCKHOLDER BUSINESS

     (a) ANNUAL MEETINGS OF STOCKHOLDERS. (1) Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this
Section 12(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(a).

          (1) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (y) the number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

          (2) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 12 to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

     (b) SPECIAL MEETINGS OF STOCKHOLDERS. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board or (iii) provided that the Board has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 12(b), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation's notice of meeting, if the stockholder's notice containing the information required by paragraph (a)(2) of this Section 12 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

     (c) GENERAL.

          (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance with this Section 12, to declare that such defective nomination or proposal be disregarded.

          (2) For purposes of this Section 12, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the foregoing provisions of this
Section 12, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. Nothing in this Section 12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     Section 13. VOTING BY BALLOT. Voting on any question or in any election may be VIVA VOCE unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

                           ARTICLE IV

                            DIRECTORS

     Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board.

     Section 2. NUMBER, TENURE AND QUALIFICATIONS. The Corporation shall have a board of seven (7) directors. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board may establish, increase or decrease the number of directors, provided that the number thereof shall not be less than the minimum number required by the Maryland General Corporation Law ("MGCL"), and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. The directors shall be divided into three classes in accordance with the Charter of the Corporation and, except as provided in Section 10 of this Article IV with respect to vacancies, shall be elected as provided in the Charter at the annual meeting of the stockholders, and each director elected shall hold office until his successor is elected and qualified or until his death, retirement, resignation or removal.

     Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board shall be held immediately after the annual meeting of stockholders, no notice other than this Bylaw being necessary. The Board may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board without other notice than such resolution.

     Section 4. SPECIAL MEETINGS. Special meetings of the Board may be called by or at the request of the Chairman of the Board, President or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board called by them.

     Section 5. NOTICE. Notice of any special meeting of the Board shall be delivered personally or by telephone, facsimile transmission, United States mail or courier to each director at his business or residence address. Notice by personal delivery, by telephone or a facsimile transmission shall be given at least one day prior to the meeting. Notice by mail shall be given at least three days prior to the meeting and shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Telephone notice shall be deemed to be given when the director is personally given such notice in a telephone call to which he is a party. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board need be stated in the notice, unless specifically required by statute or these Bylaws.

     Section 6. QUORUM. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

     The Board present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

     Section 7. VOTING. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable statute.

     Section 8. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

     Section 9. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board.

     Section 10. VACANCIES. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Any vacancy on the Board for any cause other than an increase in the number of directors shall be filled at any regular meeting or at any special meeting called for that purpose by a majority vote of the remaining directors, although such majority may be less than a quorum. Any individual so elected as director shall hold office for the remainder of the term of the class to which he was elected. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board. Any individual so elected as director shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified.

     Section 11. COMPENSATION OF DIRECTORS. Unless otherwise restricted by the Charter or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     Section 12. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

     Section 13. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his duties.

     Section 14. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

     Section 15. COMMITTEES OF DIRECTORS. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Charter, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution or the Charter expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     Section 16. COMMITTEE MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board may designate a chairman of any committee, and such chairman or any two members of any committee may fix the time and place of its meeting unless the Board shall otherwise provide. Each committee shall keep minutes of its proceedings. Members of a committee of the Board may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

     Section 17. INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

     Section 18. COMMITTEE VACANCIES. Subject to the provisions hereof, the Board shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

                            ARTICLE V

                            OFFICERS

     Section 1. GENERAL PROVISIONS. The officers of the Corporation shall be chosen by the Board and shall include a President, a Secretary and a Treasurer and may include a Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, a Chief Operating Officer, a Chief Financial Officer, one or more Assistant Secretaries and one or more Assistant Treasurers. In addition, the Board may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board at the first meeting of the Board held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except President and Vice President may be held by the same person. In its discretion, the Board may leave unfilled any office except that of President, Treasurer and Secretary. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

     Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed by the Board if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board, the Chairman of the Board, the President or the Secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

     Section 3. VACANCIES. A vacancy in any office may be filled by the Board for the balance of the term.

     Section 4. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer be elected, shall, if present, preside at all meetings of the Board and exercise and perform such other powers and duties as may be from time to time assigned to him or her by the Board or prescribed by these Bylaws. If there is no President, the Chairman of the Board shall in addition be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 4 of this Article V.

     Section 5. CHIEF EXECUTIVE OFFICER. The Board may designate a Chief Executive Officer. In the absence of such designation, the Chairman of the Board shall be the Chief Executive Officer of the Corporation. The Chief Executive Officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board, and for the management of the business and affairs of the Corporation.

     Section 6.  CHIEF OPERATING OFFICER.  The Board may
designate a Chief Operating Officer. The Chief Operating Officer shall have the responsibilities and duties as set forth by the Board or the Chief Executive Officer.

     Section 7.  PRESIDENT.  The Board may designate a President.
The President shall have the responsibilities and duties as set forth by the Board or the Chief Executive Officer.

     Section 8. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other duties as from time to time may be prescribed for them, respectively, by the Board.

     Section 9. SECRETARY. The Secretary shall attend all sessions of the Board and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required by the Board. He or she shall give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board or these Bylaws. He or she shall keep in safe custody the seal of the Corporation, and when authorized by the Board, affix the same to any instrument requiring it, and when so affixed it shall be attested by his or her signature or by the signature of an Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature.

     Section  10.  ASSISTANT SECRETARIES.   If there shall be
one, the Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board, or if there be no such determination, the Assistant Secretary designated by the Board, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

     Section 11. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the Corporation, in such depositories as may be designated by the Board. He or she shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Board, at its regular meetings, or when the Board so requires, an account of all of his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board, he or she shall give the Corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

     Section  12.  ASSISTANT TREASURER.   If there shall be one,
the Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board, or if there be no such determination, the Assistant Treasurer designated by the Board, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

     Section 13. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Board and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director.

                           ARTICLE VI

                              STOCK

     Section 1. CERTIFICATES. Each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Corporation. Each certificate shall be signed by the Chairman of the Board, the President or a Vice President and countersigned by the Secretary or an assistant Secretary or the

Treasurer or an Assistant Treasurer and may be sealed with the seal, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Corporation has authority to issue stock of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of stock and, if the Corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the Corporation will furnish a full statement of such information to any stockholder upon request and without charge. If any class of stock is restricted by the Corporation as to transferability, the certificate shall contain a full statement of the restriction or state that the Corporation will furnish information about the restrictions to the stockholder on request and without charge.

     Section 2. TRANSFERS. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

     Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the charter of the Corporation and all of the terms and conditions contained therein.

     Section 3. REPLACEMENT CERTIFICATE. Any officer designated by the Board may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

     Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

     In lieu of fixing a record date, the Board may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

     If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

     When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

     Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

     Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the charter or these Bylaws, the Board may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

                           ARTICLE VII

                INVESTMENT POLICY AND RESTRICTIONS

     Section 1. INVESTMENT. The Corporation intends to invest, directly or indirectly, in such real estate investments as may be approved by the Board from time to time. Subject to the restrictions of this Article VII, the Corporation's investments may be acquired in such manner, through such means and upon such terms and conditions as may be determined by the Board, and such investments may include, but are not limited to, direct acquisitions by the Corporation of real estate interests as well as investments in corporations, business trusts, general partnerships, limited partnerships, joint ventures or other legal entities and other investments. All investments made by the Corporation, except those pursuant to Article VII, Section 4, must be approved by a majority of the directors or made in accordance with guidelines approved by the Board and which are in effect at the time the investments are made by the Corporation's management.

     Section 2. TAX TREATMENT AS A REIT. As soon as the Corporation commences doing business, the Corporation shall use its best efforts to be eligible for tax treatment as an REIT under the Code, shall make such elections and filings, and take such other actions as may be necessary, to be treated as a REIT under the Code, and shall thereafter conduct its business to continue to qualify as a REIT under the REIT Provisions of the Code.

     Section 3. NO LIABILITY TO QUALIFY AS REIT. Although a general purpose of the Corporation is to qualify as a REIT under the REIT Provisions of the Code, no director, officer, employee, agent or independent contractor of the Corporation shall be liable for any act or omission resulting in the loss of tax benefits under the Code.

     Section 4. SPECIFIC INVESTMENTS. Pending investment or reinvestment of the Corporation's assets in the type of investments described in Article VII, Section 1, the Corporation may invest its assets in investments such as: (a) United States government securities, (b) bankers' acceptances, (c) certificates of deposit, (d) bank repurchase agreements covering securities of the United States government or governmental agencies, (e) commercial paper rated A-1 (or the equivalent) or better by Moody's Investors Services, Inc. or any other nationally-recognized rating agency, (f) interest-bearing time deposits in banks and thrift institutions, (g) money market funds, (h) mortgage-backed or related securities issued or guaranteed by the United States government or its agencies, (i) debt securities or equity securities collateralized by debt securities rated A-1 (or the equivalent) or better by Moody's Investors Services, Inc. or any other nationally-recognized rating agency, (j) other short- or medium-term liquid investments or hybrid debt/equity securities approved by the Board, or (k) any combination of the foregoing investments.

     Section 5. RESERVES. The Corporation may retain, as a permanent reserve, such funds as the Board deems reasonable, in cash and in the types of investments described in Section 4 of this Article VII.

     Section 6. INVESTMENT RESTRICTIONS. The Corporation shall not: (a) invest in foreign currency, bullion, commodities or commodity future contracts; (b) invest in contracts for the sale of real estate; (c) engage in underwriting or the agency distribution of securities issued by others; (d) issue "redeemable securities" (as defined in Section 2(a)(32) of the Investment Company Act of 1940, as amended), "face amount certificates of the installment type" (as defined in Section 2(a)(15) thereof) or "periodic payment plan certificates" (as defined in Section 2(a)(27) thereof); or (e) engage in short sales or trading activities in securities, except for purposes of hedging the Company's short-term investments and obligations.

     Section 7.  RESTRICTIONS UPON DEALINGS BETWEEN THE
CORPORATION AND INTERESTED PARTIES.

     (a) GENERAL RESTRICTIONS.  Except as provided in this
Section 7, the Corporation shall not engage in a transaction described in this Section 7 with any director, officer, any advisor, any person owning or controlling 10% or more of any class of the Corporation's outstanding voting securities, or any Affiliate of any of the aforementioned (individually, the "Interested Party" and collectively, the "Interested Parties"), except in compliance with the restrictions contained in this
Section 7. Any transaction between the Corporation and any of the Interested Parties made in compliance with the requirements of this Section 7 shall be valid notwithstanding such relationship, and such Interested Party shall not be under any disability from or have any liability as a result of entering into any such transaction with the Corporation.

     (b) SALES TO THE CORPORATION. Except as provided in this Paragraph (b), the Corporation shall not purchase property from any of the Interested Parties unless, after disclosure to the Board of the interest of the Interested Party in the proposed transaction, a majority of directors not otherwise interested in such transaction (including a majority of the Independent Directors) has in good faith determined that (x) the property is being offered to the Corporation upon terms fair and commercially reasonable to the Corporation and at a price not greater than the cost of such asset to the selling party or its Appraised Value, and (y) the cost of such property and any improvements thereof is clearly established at the time of the proposed transaction and, regardless of such property's Appraised Value, if such cost is less than the price to be paid by the Corporation, some material change has occurred to the property which would increase its value after the selling party acquired an interest therein. The passage of time, increases in gross revenues, substantial repairs, rehabilitation or improvements, and the receipt of permits, consents, approvals, licenses and other authorizations from governmental agencies or bodies, may be regarded as events increasing the value of the property and supporting a price in excess of the selling entity's costs.

     (c) SALES BY THE CORPORATION. The Corporation shall not sell property to any Interested Parties, unless the interest of any such Interested Party in such proposed transaction has been disclosed to the Board and a majority of directors not otherwise interested in such transaction (including a majority of the Independent Directors) have determined in good faith that the transaction is fair, competitive and commercially reasonable to the Corporation and on terms and conditions not less favorable than the terms and conditions that would have been made available from unaffiliated third parties.

     (d) LOANS TO THE CORPORATION. The Corporation shall not borrow funds from, any of the Interested Parties unless, after disclosure to the Board of the interest of the Interested Party in the proposed transaction, a majority of Directors not otherwise interested in such transaction (including a majority of the Independent Directors) have determined in good faith that the transaction is fair, competitive and commercially reasonable to the Corporation and on terms and conditions no less favorable to the Corporation than loans between unaffiliated lenders and borrowers under the same circumstances.

     Section 8. CORPORATION'S RIGHT TO BORROW FUNDS. Subject to the restrictions contained in this Section 8, the Corporation may, at any time, at the discretion of the Board, create, incur, assume, guarantee, extend the maturity of or otherwise become liable with respect to any Indebtedness, on a secured or unsecured basis, and in connection therewith execute, issue and deliver promissory notes, commercial paper, notes, debentures, bonds and other debt obligations (which may be convertible into shares of capital stock or other equity interests or be issued together with warrants to acquire shares of capital stock or other equity interests).

     Section 9.  PURSUIT OF ANCILLARY SERVICES.

     (a) The Corporation may provide any Ancillary Services to its tenants or others as long as the Board believes in good faith that the Corporation's pursuit of such Ancillary Services would not jeopardize the Corporation's qualification as a REIT under the Code.

     (b) In the event that the Corporation's pursuit of one or more of the Ancillary Services might jeopardize the qualification of the Corporation as a REIT under the Code, the Corporation may, in lieu of offering such Ancillary Services directly:

          (i) Restructure the manner in which such Ancillary
Services are offered to the Corporation's tenants or others, alter the pricing of other Ancillary Services or take such other action as the Corporation deems necessary;

          (ii) Invest in one or more other entities which directly provide the Ancillary Services to the Corporation's tenants or others; or

          (iii) Permit others, including Interested Parties, to offer the Ancillary Services to the Corporation's customers or others or to use the Corporation's properties as a site for offering such services, if such permission is granted in compliance with the terms of Paragraph (c) of this Section 9; PROVIDED, HOWEVER, that, in each such instance, the Board has received an opinion from tax counsel or a ruling from the IRS that such action, subject to the qualifications and restrictions imposed by the Board, and such other assumptions as the Board may reasonably establish, would not disqualify the Corporation from taxation as a REIT under the Code.

     (c) The Corporation may permit one or more third parties in addition to an Advisor (including entities in which a Director, officer or an Affiliate thereof has an interest), to offer Ancillary Services to its customers or others, or to use the Corporation's properties as a site for offering such Ancillary Services, if the Board has in good faith made the following determinations:

          (i) The Corporation does not wish, or consider it advisable, to offer the Ancillary Services directly to its tenants or others or has determined that rendering such Ancillary
Services would jeopardize the qualification of the Corporation as a REIT under the Code;

          (ii) Permitting others to render such Ancillary Services would likely increase the rental revenues or other income derived from the ownership of the Corporation's properties, enhance the competitiveness of the Corporation or otherwise provide economic benefits, directly or indirectly, to the Corporation; and

          (iii) The party or parties rendering the Ancillary Services are competent to do so, have experience in rendering such Ancillary Services and have entered into a written contract with the Corporation with respect to the provision of the Ancillary Services, having terms and conditions deemed fair and equitable by the Board.

     Section 10. INVESTMENT IN CORPORATION'S SHARES. The Corporation may, at any time, at the discretion of the Board, invest in any class or series of the Common Stock or Preferred Stock, or in any of its promissory notes, commercial paper, Notes, debentures, bonds or other debt obligations, for the purpose of supporting the value of any such securities or for any other purpose.

                          ARTICLE VIII

                     INDEPENDENT ACTIVITIES

     Section 1. SHARES HELD BY DIRECTORS AND OFFICERS. Any director or officer may acquire, own, hold and dispose of shares of capital stock in the Corporation, for his or her individual account, and may exercise all rights of a stockholder to the same extent and in the same manner as if he or she were not a director or officer.

     Section 2. BUSINESS INTERESTS AND INVESTMENTS OF DIRECTORS. Subject to the limitations contained in this Section 2, any director who is not an officer of the Corporation may have personal business interests and may engage in personal business activities, which interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his or her own account or for the account of others, of interests in real property or persons engaged in the real estate business, even if the same directly compete with the actual business being conducted by the Corporation, and is not required to present to the Corporation any business opportunity which comes to him or her even though such opportunity is within the Corporation's investment policies.

     Section 3. OTHER BUSINESS RELATIONSHIPS OF DIRECTOR. Subject to the provisions of Article VII, any director or officer may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee, or otherwise have a direct or indirect interest in any person who may be engaged to render advice or services to the Corporation, and may receive compensation from such person as well as compensation as director, officer or otherwise hereunder, and no such activity shall be deemed to conflict with his or her duties and powers as director or officer.

                           ARTICLE IX

                        GENERAL PROVISIONS

     Section 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Charter, if any, may be declared by the Board at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Charter.

     Section 2. PAYMENT OF DIVIDENDS; DIRECTORS' DISCRETION TO ESTABLISH RESERVES. Before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall think conducive to the interests of the Corporation, and the Board may abolish any such reserve.

     Section 3. DUTIES. For the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than thirty (30) (or the maximum number permitted by applicable law) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. Any distribution of income or capital assets of the Corporation to stockholders will be accompanied by a written statement disclosing the source of the funds distributed. If, at the time of distribution, this information is not available, a written explanation of the relevant circumstances will accompany the distribution and a written statement disclosing the source of funds distributed will be sent to the stockholders not later than sixty (60) days after the close of the fiscal year in which the distribution was made.

     Section 4. CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Maryland." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

     Section 5. MANNER OF GIVING NOTICE. Whenever, under the provisions of the statutes or of the Charter or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

     Section 6. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of the statutes or of the Charter or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed to be equivalent.

     Section 7. ANNUAL STATEMENT. The Board shall cause an annual report to be sent to the stockholders not later than one hundred twenty (120) days after the close of the fiscal year adopted by the Corporation. This report shall be sent at least thirty (30) days before the annual meeting of stockholders to be held during the next fiscal year and in the manner specified in
Section 5 of this Article IX for giving notice to stockholders of the Corporation. The annual report shall contain financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by
independent certified public accountants.   If the Corporation
engages an Advisor to administer its affairs, the annual report shall include the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and its Affiliates, including fees or charges paid to the Advisor and its Affiliates by third parties doing business with the Corporation.

     Section 8. FISCAL YEAR. The Board shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

     Section 9. CONTRACTS. The Board may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board and upon the Corporation when authorized or ratified by action of the Board.

     Section 10. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board.

     Section 11. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may designate.

                            ARTICLE X

            INDEMNIFICATION AND ADVANCES FOR EXPENSES

     To the maximum extent permitted by Maryland law in effect from time to time, the Corporation, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall indemnify and shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity. The Corporation may, with the approval of its Board, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

     Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                           ARTICLE XI

                         WAIVER OF NOTICE

     Whenever any notice is required to be given pursuant to the charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                           ARTICLE XII

                       AMENDMENT OF BYLAWS

     The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws; PROVIDED, HOWEVER, that Section 3 of Article IX (relating to the written statement the Corporation is required to furnish to stockholders), Article VII except for Section 8 thereof (relating to investment policy and restrictions), Section 7 of Article IX (relating to an annual report), and the definitions in Article I, to the extent that such definitions are to be used in any of the Sections cited in this Article XII (relating to amendments to the Bylaws) may not be amended, repealed or modified, or inconsistent provisions adopted with respect thereto, without the affirmative vote of the stockholders holding a majority of the outstanding shares of each class entitled to vote.

                          ARTICLE XIII

                          MISCELLANEOUS

     Section 1. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS. The provisions of these Bylaws are separable, and if the Board shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the REIT Provisions of the Code, the Maryland General Corporation Law or other applicable federal or Delaware laws and regulations, the Conflicting Provisions shall be deemed never to have constituted a part of these Bylaws; provided, however, that such determination of the Directors shall not affect or impair any of the remaining provisions of these Bylaws or render invalid or improper any action taken or omitted (including, but not limited to, the election of Directors) prior to such determination. Such determination shall become effective when a certificate, signed by a majority of the Directors setting forth any such determination and reciting that it was duly adopted by the Directors, shall be filed with the books and records of the Corporation. The Directors shall not be liable for failure to make any determination under this Section 1 of Article XIII. Nothing in this Section 1 shall in any way limit or affect the rights of the Directors or the stockholders to amend these Bylaws.

     Section 2. RELIANCE UPON LEGAL ADVICE. The Directors, including the Independent Directors, may retain one or more legal counsel to assist them in making any determination required by them, or which they are permitted to make, pursuant to the terms of these Bylaws. Such directors shall not be liable for any loss caused by or resulting from any action taken or omitted in reliance upon any legal opinion rendered by such counsel, so long as the selection of the legal counsel and reliance on the advice was in good faith.

     In making any such determinations, the Directors shall not, however, be obligated to follow the advice of any legal counsel engaged to advise them.

     Section 3. MARYLAND LAW TO GOVERN. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Maryland General Corporation Law shall govern the construction of these Bylaws.

                    REALTY INCOME CORPORATION
           ANNUAL MEETING OF STOCKHOLDERS -- MAY 13, 1997

                                         Please mark your     /X/
                                         votes as indicated
                                         in this example

The undersigned stockholder of Realty Income Corporation, a Delaware corporation (the "Company") hereby appoints Richard J. VanDerhoff and Michael R. Pfeiffer, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held on May 13, 1997 at 9:00 a.m. Pacific Daylight Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the following proposals:

The Board of Directors recommends a vote FOR Items 1 and 2.

Item 1. -- Reincorporation of the Company in Maryland and Related
           Changes to the Rights of Stockholders

       FOR          AGAINST      ABSTAIN
       /  /         /  /         /  /

Item 2. -- Election of Directors:

           Nominees:

       FOR          WITHHOLD AUTHORITY
                    For all (except as indicated to the contrary)

       /  /         /  /

William E. Clark, Richard J. VanDerhoff, Thomas A. Lewis, Donald
R. Cameron, Roger P. Kuppinger, Michael D. McKee and Willard H.
Smith Jr

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)


                  (Continued on the other side)

-----------------------------------------------------------------

                   (Continued from other side)

Item 3. -- In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SHARES ARE HELD BY A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SHARES ARE HELD BY A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.
All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Signature(s) _____________________________  Dated _________, 1997

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING
THE ENCLOSED ENVELOPE.  IF YOUR ADDRESS IS INCORRECTLY SHOWN,
PLEASE PRINT CHANGES.

-----------------------------------------------------------------

                       FOLD AND DETACH HERE